UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CARTESIAN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CARTESIAN THERAPEUTICS, INC.
7495 New Horizon Way
Frederick, Maryland 21703

To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Cartesian Therapeutics, Inc. (the “Company”) to be held on Friday, June 12, 2026 at 10:00 a.m., Eastern Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RNAC2026. You will also be able to vote your shares electronically at the Annual Meeting.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Please see the section called “Who Can Attend the 2026 Annual Meeting?” on page 4 of the Proxy Statement for more information.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the virtual Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
On behalf of the Board of Directors, thank you for your continued support and investment in Cartesian Therapeutics, Inc.
This proxy statement is dated April 28, 2026 and is first being mailed to stockholders on or about April 28, 2026.

Sincerely,

/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President, Chief Executive Officer and Chairman of the Board

CARTESIAN THERAPEUTICS, INC.
7495 New Horizon Way
Frederick, Maryland 21703

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To be held June 12, 2026
The Annual Meeting of Stockholders (the “Annual Meeting”) of Cartesian Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Eastern Time, on Friday, June 12, 2026, by virtual meeting online at www.virtualshareholdermeeting.com/RNAC2026, for the following purposes:
1.To elect Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D., and Patrick Zenner, M.B.A. as Class I Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
2.To approve, on a non-binding and advisory basis, a resolution approving the compensation of our named executive officers, as described in the accompanying proxy statement under “Executive and Director Compensation”;
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 14, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to StockholderRequests@cartesiantx.com, stating the purpose of the request and providing proof of ownership of our common stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting webcast, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. We encourage stockholders to submit their proxies via telephone or over the Internet. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President, Chief Executive Officer and Chairman of the Board

Frederick, Maryland
April 28, 2026

CARTESIAN THERAPEUTICS, INC.
7495 New Horizon Way
Frederick, Maryland 21703

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Cartesian Therapeutics, Inc. (the “Company”) of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 12, 2026 at 10:00 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RNAC2026 and entering your 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on your proxy card or on the instructions that accompanied your proxy materials. Holders of record of shares of common stock, $0.0001 par value (“Common Stock”), as of the close of business on April 14, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 29,302,729 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 28, 2026 to our stockholders on the Record Date.
In this proxy statement, “Cartesian”, “Company”, “we”, “us”, and “our” refer to Cartesian Therapeutics, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 12, 2026
This Proxy Statement and the 2025 Annual Report are available at http://www.proxyvote.com

PROPOSALS
At the Annual Meeting, our stockholders will be asked:
1.To elect Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D., and Patrick Zenner, M.B.A. as Class I Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
2.To approve, on a non-binding and advisory basis, a resolution approving the compensation of our named executive officers, as described in the accompanying proxy statement under “Executive and Director Compensation”;
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Secretary of the stockholder’s intention to bring such business before the meeting. As of the date of this proxy statement, we know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the recommendations of the Board. The Board recommends that you vote:
1.FOR the election of Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D., and Patrick Zenner, M.B.A. as Class I Directors;
2.FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
3.FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on our proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this Proxy Statement. You are viewing or have received these proxy materials because Cartesian’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Cartesian is making this proxy statement and the 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 28, 2026, we mailed to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and received more than one copy of proxy materials, but wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers About the 2026 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 14, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 29,302,729 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person, or by remove communication, or represented by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the 2026 Annual Meeting?
You may attend the virtual Annual Meeting only if you are a Cartesian stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/RNAC2026. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:55 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. We recommend that stockholders vote by proxy even if they plan to participate in the virtual Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, you may vote:
•by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Internet - You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card or Internet Notice;
•by Mail - You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting - You can vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/RNAC2026 and entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time, on June 12, 2026.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 11, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. We encourage stockholders to submit their proxies via the Internet or telephone. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/RNAC2026 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or
•by voting electronically at the virtual Annual Meeting.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your participation in the virtual Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is voted or you vote electronically at the virtual Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically at the virtual Annual Meeting by following the instructions above.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of Compensation of Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes will have no effect.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes will have no effect.

What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the second and third proposals, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the second and third proposals.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the non-binding, advisory vote on executive compensation. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

PROPOSAL 1 - Election of Directors

Election of Directors
At the Annual Meeting, three Class I Directors have been nominated to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
We currently have eight directors on our Board, including three Class I Directors. Our current Class I Directors are Michael Singer, M.D., Ph.D., who has served on our Board since 2023, Timothy A. Springer, Ph.D., who has served on our Board since 2016, and Patrick Zenner, M.B.A., who has served on our Board since 2017. Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D., and Patrick Zenner, M.B.A. were each nominated for election as a Class I Director at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our restated certificate of incorporation, as amended (the “Charter”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term expires at the Annual Meeting and whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2027 Annual Meeting of Stockholders and whose subsequent term will expire at the 2030 Annual Meeting of Stockholders; and Class III, whose current term will expire at the 2028 Annual Meeting of Stockholders and whose subsequent term will expire at the 2031 Annual Meeting of Stockholders. The current Class I Directors are Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D. and Patrick Zenner, M.B.A.; the current Class II Directors are Adrian Bot, M.D., Ph.D. and Kemal Malik, M.B.B.S.; and the current Class III Directors are Timothy C. Barabe, M.B.A., Carsten Brunn, Ph.D. and Nishan de Silva, M.D., M.B.A.
Our Charter and amended and restated by-laws (the “Bylaws”) provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
There are no family relationships among any of our executive officers or directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Vote Required
This proposal requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board
The Board unanimously recommends a vote “FOR” the election of each of the below Class I Director nominees.

Nominees for Class I Directors (Terms to Expire at Annual Meeting of Stockholders)
The current members of the Board who have been nominated by the Board for election as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Cartesian
Michael Singer, M.D., Ph.D.	52	2023	Director
Timothy A. Springer, Ph.D.	78	2016	Director
Patrick Zenner, M.B.A.	79	2017	Director
The principal occupations and business experience, for at least the past five years, of each Class I nominee for election at the Annual Meeting are as follows:

MICHAEL SINGER, M.D., PH.D.	Age	52
Michael Singer, M.D., Ph.D. co-founded and served as Chief Scientific Officer, later Chief Strategy Officer, and Chairman of the Board of the private company then known as Cartesian Therapeutics, Inc. (“Old Cartesian”) from 2016 until its acquisition by the Company in 2023. Prior to Old Cartesian, Dr. Singer co-founded and served as Chief Scientific Officer of Topokine Therapeutics, Inc. from 2012 to 2016. Prior to Topokine, he served as a medical director at Novartis from 2009 to 2012 and co-founded and served as Chief Scientific Officer of HealthHonors Corporation from 2006 to 2009. He has served as a member of the board of Bioporto A/S since 2019, Pykus Therapeutics from 2019 until 2025, Anodyne Nanotech since 2020 and Boston Cell Standards since 2024. Dr. Singer received his B.S. in biology, M.Phil and Ph.D. in neuroscience, and M.D. from Yale University and completed internship and residency at Harvard. He is a registered U.S. patent agent. Dr. Singer’s extensive knowledge of our business and our product candidates contributed to the Board’s conclusion that he should serve as a director of our Company.

TIMOTHY A. SPRINGER, PH.D.	Age	78
Timothy A. Springer, Ph.D. has served as a member of our Board since June 2016 and as a scientific advisor to us since December 2008. Since 1989, Dr. Springer has served as the Latham Family Professor at Harvard Medical School. He has also served as Senior Investigator in the Program in Cellular and Molecular Medicine at Boston Children’s Hospital since 2012, and as Professor of Biological Chemistry and Molecular Pharmacology at Harvard Medical School and Professor of Medicine at Boston Children’s Hospital since 2011. Dr. Springer was the Founder of LeukoSite, a biotechnology company acquired by Millennium Pharmaceuticals in 1999. Additionally, he was a founder, investor and board member of Morphic Therapeutic until its acquisition by Eli Lilly & Co. in 2024, and a founder, investor and former director of Scholar Rock, where he served as a director until May 2019. Dr. Springer is currently a founder and director of Tectonic Therapeutic since 2020 and Seismic Therapeutic since 2020. He is a founder and board member of the Institute for Protein Innovation since 2016 and trustee of the Marine Biological Laboratory since 2019 (both non-profit organizations). Dr. Springer is an elected member of the National Academy of Sciences and his honors include the Crafoord Prize, the American Association of Immunologists Meritorious Career Award, the Stratton Medal from the American Society of Hematology, and the Basic Research Prize from the American Heart Association. Dr. Springer also received the Albert Lasker Basic Medical Research Award in 2022, and the Robert Koch Prize in 2023. Dr. Springer received a B.A. from the University of California, Berkeley, and a Ph.D. from Harvard University. Dr. Springer’s extensive knowledge of our business and the nanomedicine field contributed to our Board’s conclusion that he should serve as a director of our Company.

PATRICK ZENNER, M.B.A.	Age	79
Patrick Zenner, M.B.A. has served as a member of our Board since June 2017, also serving as our Lead Director from June 2018 to November 2019. Mr. Zenner retired in 2001 from the position of President and Chief Executive Officer of Hoffmann-La Roche Inc., North America, based in Nutley, N.J. Mr. Zenner held various executive positions during his 32-year career with the company. Mr. Zenner recently retired as a member of the board of trustees of Creighton University and is Chairman Emeritus of the board of trustees of Fairleigh Dickinson University. In addition, Mr. Zenner served as Chairman of the board and a director of West Pharmaceutical Services, Inc. from 2002 until May 2022. From 2002 until January 2020, Mr. Zenner served as Chairman of the board and a director of ArQule, Inc. Until its sale in 2012, Mr. Zenner was a director of Par Pharmaceuticals, Inc. In 2010, he resigned from the boards of Geron Corporation, Xoma Ltd. and Exact Sciences, Inc. Until its sale in September 2009, Mr. Zenner was a director of CuraGen Corporation. Mr. Zenner received a B.S./B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University. Mr. Zenner’s extensive experience as a senior pharmaceutical executive and board member to numerous companies in the biotechnology industry contributed to our Board’s conclusion that he should serve as a director of our Company.

Continuing Members of the Board
Class II Directors (Terms Expire at 2027 Annual Meeting of Stockholders)
The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Cartesian
Adrian Bot, M.D., Ph.D.	58	2025	Director
Kemal Malik, M.B.B.S.	63	2024	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ADRIAN BOT, M.D., PH.D.	Age	58
Adrian Bot, M.D., Ph.D. has served on our Board since December 2025. Dr. Bot is a biopharma executive with three decades of experience in research and development with a focus on immune, cell, gene therapy and nanomedicines. From December 2021 to January 2026, he served as the founding Chief Scientific Officer and Executive Vice President of R&D at Capstan Therapeutics, a company developing next generation RNA-based precision medicines. Previously, from August 2013 until December 2021, Dr. Bot served as VP, Translational Medicine and Research Head at Kite Pharma and Kite, a Gilead Company, where he also served Chief Scientific Officer from 2011 to 2013. At Kite, he contributed to the development of first-in-class chimeric antigen receptor T-cell therapy products for cancer. Dr. Bot also served in various senior R&D leadership positions at MannKind Corp and Alliance Pharmaceutical Corp, La Jolla, California. He obtained his M.D. in Romania in 1993, his Ph.D. in Biomedical Sciences at Mount Sinai School of Medicine in New York in 1998 and subsequently, he was a Guest Scientist at the Scripps Research Institute in La Jolla, California. The Company believes that Dr. Bot’s extensive knowledge and experience in the fields of cell therapy and biotechnology contributed to the Board’s conclusion that he should serve as a director of our Company.

KEMAL MALIK, M.B.B.S.	Age	63
Kemal Malik, M.B.B.S. has served on our Board since July 2024. Dr. Malik has served on the board of directors of Syncona Ltd. since June 2020. Dr. Malik previously served on the board of directors of Acceleron Pharma Inc. until its acquisition by Merck Sharp & Dohme Corp. in 2021. From February 2014 to December 2019, Dr. Malik served on the Board of Management of Bayer AG and was responsible for Innovation and the Asia/Pacific Regions. Dr. Malik joined Bayer in 1995 as Head of Metabolism and Oncology Europe in the then Pharmaceuticals Business Group. He subsequently served as Head of Global Medical Development before being appointed Head of Global Development and a member of the Executive Committee of Bayer Healthcare AG until his appointment to the Board of Management of Bayer AG. Dr. Malik received his Bachelor of Medicine, Bachelor of Surgery from the University of London. The Company believes Dr. Malik’s extensive experience in the biotechnology and pharmaceutical industries, as well as his knowledge of cell therapies and autoimmune therapies contributed to our Board’s conclusion that he should serve as a director of our Company.

Class III Directors (Terms Expire at 2028 Annual Meeting of Stockholders)
The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Cartesian
Timothy C. Barabe, M.B.A.	73	2016	Director
Carsten Brunn, Ph.D.	55	2018	President, Chief Executive Officer and Chairman of the Board
Nishan de Silva, M.D., M.B.A.	53	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class III director are as follows:

TIMOTHY C. BARABE, M.B.A.	Age	73
Timothy C. Barabe, M.B.A. has served as a member of our Board since July 2016. Mr. Barabe also served on the boards of Veeva Systems Inc. from September 2015 to June 2021 and serves on the board of directors of Vigilant Biosciences, Inc., a private company, as well as Heartflow, Inc., also a private company. From 2001 to January 2020, Mr. Barabe served on the board of directors of ArQule, Inc., and from 2014 to 2017, Mr. Barabe served on the board of directors of Opexa Therapeutics,

Inc. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. From 2004 to 2006, he served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago. Mr. Barabe’s experience as a senior financial executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our Board’s conclusion that he should serve as a director of our Company.

CARSTEN BRUNN, PH.D.	Age	55
Carsten Brunn, Ph.D. has served as our President, Chief Executive Officer and member of our Board since December 2018, and as Chairman of the Board of the Company since October 2025. Dr. Brunn previously served as a member of the Board of Directors of Surface Oncology, Inc., a public oncology company, from June 2022 until September 2023. Prior to joining Cartesian Therapeutics, Inc., Dr. Brunn was the President of Pharmaceuticals for the Americas Region and a member of the Global Pharmaceutical Executive Committee at Bayer AG, a pharmaceutical company, since January 2017. Previously, he served as President of Bayer Pharmaceuticals in Japan, a role he held since March 2013. He also served as the Chairman of the European Federation of Pharmaceutical Industries and Associations (EFPIA) Japan, an organization representing innovative pharmaceutical companies in Japan. Dr. Brunn has held a number of senior leadership positions at Eli Lilly, Novartis, Basilea and Bausch and Lomb in Europe, Asia and the United States. He also currently serves on the board of directors of the Biotechnology Innovation Organization (BIO), a private organization. Dr. Brunn holds a Ph.D. in Chemistry from the University of Hamburg and a Master of Science in Pharmaceutical Sciences from the University of Freiburg. He also studied at the University of Washington under a research scholarship and completed his executive education at London Business School. Dr. Brunn’s experience as a senior executive of life sciences companies and knowledge of the pharmaceutical and biotechnology industries contributed to our Board’s conclusion that he should serve as a director of our Company.

NISHAN DE SILVA, M.D., M.B.A.	Age	53
Nishan de Silva, M.D., M.B.A. has served as a member of our Board since June 2021. Since 2026, Dr. de Silva has served as a member of the board of directors of Ichnos Glenmark Innovation, a private biotechnology company. Dr. de Silva most recently served as Chief Executive Officer of Radionetics Oncology, a private company, from March 2022 to July 2023. Prior to joining Radionetics Oncology, Dr. de Silva had served as Chief Executive Officer of AFYX Therapeutics, a private biotechnology company from April 2018 to February 2022, and served as a director at AFYX Therapeutics since May 2020 to February 2022. Previously, Dr. de Silva served as President, Chief Operating Officer, and director of Poseida Therapeutics, a cell- and gene therapy-focused biopharmaceutical company, from June 2015 to March 2018. Dr. de Silva also previously served as Vice President Finance and Strategy, and Chief Financial Officer at Ligand Pharmaceuticals. Dr. de Silva also previously served on the board of directors at CONNECT, a private organization, until November 2019. Dr. de Silva graduated Summa Cum Laude with a Bachelor of Arts degree in Biology from Harvard University, and received his M.D. degree from the University of Pennsylvania School of Medicine, as well as an M.B.A. degree from The Wharton School of the University of Pennsylvania. Dr. de Silva’s experience in the biotechnology industry, and his knowledge of finance, autoimmune therapies and clinical development contributed to our Board’s conclusion that he should serve as a director of our Company.

PROPOSAL 2 - Non-Binding, Advisory Approval of Compensation of Named Executive Officers

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote regarding the compensation of our named executive officers as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the 2022 Annual Meeting of Shareholders, our stockholders voted to hold advisory votes on an annual basis, and the Board subsequently adopted a resolution providing for such an annual vote.
As more fully described in the sections of this proxy statement entitled “Executive and Director Compensation — Executive Compensation” and “Compensation Discussion and Analysis” and related compensation tables, our executive compensation program is designed to attract, retain, and motivate talented individuals with executive expertise in the biotechnology and life sciences industries and leadership skills necessary for us to fulfill our mission to develop cell therapies for the treatment of autoimmune diseases.
The following proposal gives our stockholders the opportunity to endorse or not to endorse the compensation paid to our named executive officers. The vote is not intended to address any specific item of compensation or the compensation of any particular named executive officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices as discussed in this proxy statement.
Before voting, we recommend you read the sections of this proxy statement entitled “Executive and Director Compensation — Executive Compensation” and “Compensation Discussion and Analysis” for additional details on our executive compensation programs and philosophy.
This vote is advisory, and therefore not binding on us, the Board or the Compensation Committee of the Board (the “Compensation Committee”). However, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

PROPOSAL 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board (the “Audit Committee”) has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and other services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable PCAOB requirements regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Cartesian Therapeutics, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CARTESIAN THERAPEUTICS, INC.
Timothy C. Barabe, M.B.A. (Chair)
Nishan de Silva, M.D., M.B.A.
Patrick Zenner, M.B.A.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services, tax services and for all other services:

Fee Category	2025	2024
Audit Fees(1)	$903,280	$750,000
Audit-Related Fees(2)	111,000	173,000
Tax Fees(3)	42,230	66,195
Total Fees	$1,056,510	$989,195
(1)Audit fees consist of fees billed for the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements.
(2)Audit-related fees consist of fees billed for audit-related services that are normally provided in connection with registration statements.
(3)Tax fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP.

Audit Committee Pre-Approval Policy And Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All of the services provided by Ernst & Young LLP during 2025 and 2024 were pre-approved by the Audit Committee.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position(s)
Carsten Brunn, Ph.D. (1)	55	President and Chief Executive Officer
Blaine Davis (2)	52	Chief Financial Officer
Milos Miljkovic, M.D. (3)	42	Chief Medical Officer
Emily English, Ph.D. (4)	46	Chief Operations Officer
June Seymour (5)	48	Chief Accounting Officer

1 See biography on page 10 of this proxy statement.
2 Blaine Davis has served as our Chief Financial Officer since November 2022. Prior to joining the Company, Mr. Davis served as Chief Financial Officer at Protara Therapeutics, Inc., a publicly-traded biotechnology company, from February 2020 to September 2022. Before joining Protara Therapeutics, Inc., Mr. Davis served as Vice President, Head of Investor Relations & Corporate Communications for Insmed Incorporated from July 2017 to January 2020. Previously, Mr. Davis held multiple executive leadership positions at Endo International plc, including Senior Vice President and General Manager, Specialty Pharmaceuticals; President of Endo Ventures; and Senior Vice President, Investor Relations and Corporate Communications. Prior to his tenure at Endo International plc, Mr. Davis held senior positions in corporate and business development and investor relations at Bristol-Myers Squibb Company. Mr. Davis holds a B.A. in Biology and Psychology with a minor in Economics from Middlebury College.
3 Milos Miljkovic, M.D. has served as the Chief Medical Officer of the Company since November 2023. He is board-certified in hematology, medical oncology, and internal medicine. Prior to serving as Old Cartesian’s Chief Medical Officer from 2021 to November 2023, he served at the National Cancer Institute as an Assistant Research Physician from 2017 to 2021, Chief Fellow, Hematology/Oncology from 2016 to 2017 and as a Clinical Fellow, Hematology/Oncology from 2014 to 2017. While working at the National Cancer Institute, Dr. Miljkovic specialized in early-stage trials in immuno-oncology. He is currently a Special Volunteer at the National Cancer Institute’s Lymphoid Malignancies Branch. He also works as an Instructor at University of Maryland Baltimore County, where he co-leads an introductory course in clinical trials for the UMBC graduate program in bioengineering.
4 Emily English, Ph.D. has served as the Chief Operations Officer since January 2025. Prior to serving in this role, she served as Senior Vice President, Head of Manufacturing Operations of the Company since April 2024, and as its Vice President, Quality from November 2023 to April 2024. Dr. English served as Vice President, Quality at Old Cartesian from December 2022 to November 2023, and had previously served as Old Cartesian’s Senior Director, Quality, from December 2021 to December 2022, and its Director, Quality from April 2021 to December 2021. Dr. English served as Venture Partner at Baltimore Venture Partners, a private investment firm, from August 2020 to April 2021. She also served as Chief Executive Officer of Gemstone Biotherapeutics, a private biotechnology company, from June 2018 to June 2020, and as Chief Operating Officer at Gemstone from June 2017 to May 2018. Dr. English also served on the Board of Directors of the BioTechnical Institute of Maryland, Inc. from December 2018 to June 2021, and served on the advisory board of the University of Maryland’s Department of Bioengineering from July 2019 to June 2021. Dr. English holds a bachelor’s of science degree in Chemistry from the University of Maryland, and a Ph.D. in Chemistry from the University of Wisconsin-Madison.
5 June Seymour has served as the Chief Accounting Officer since October 2025. Prior to serving in this role, she served as Senior Vice President, Finance and Accounting at DNAnexus, Inc. since May 2024, and prior to that was Vice President, Finance at Neogene Therapeutics Inc., where she led her team through the company’s sale to AstraZeneca and post-acquisition integration between January 2022 and May 2024. From 2019 to 2022, Ms. Seymour held roles of increasing responsibility at Autolus Ltd., including Executive Director, Finance, and Senior Director, Financial Reporting. Earlier in her career, from 2003 to 2019, she was a Senior Manager at Ernst & Young LLP in London, specializing in U.S. transactions involving European life sciences companies. Ms. Seymour holds a Bachelor of Science in Business Administration and Accountancy from Methodist University and is a Certified Public Accountant.
None of our executive officers are related to any other executive officer or to any of our directors.

Corporate Governance
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for the Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”), Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.cartesiantherapeutics.com, or by writing to our Secretary at our offices at 7495 New Horizon Way, Frederick, Maryland 21703. The information contained on our website, and in all references to our website within this proxy statement, shall not be deemed incorporated by reference in this proxy statement or in any other filing we make under Exchange Act.
Board Composition
Our Board currently consists of eight members: Timothy C. Barabe, M.B.A., Adrian Bot, M.D., Ph.D., Carsten Brunn, Ph.D., Nishan de Silva, M.D., M.B.A., Kemal Malik, M.B.B.S., Michael Singer, M.D., Ph.D., Timothy A. Springer, Ph.D. and Patrick Zenner, M.B.A. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Charter and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
Pursuant to the merger agreement signed on November 13, 2023 between the Company, Old Cartesian, Sakura Merger Sub I, Inc., and Sekura Merger Sub II, LLC (the “Merger Agreement”), an entity affiliated with Murat Kalayoglu, M.D., Ph.D., our former director, was granted a right to designate one individual (initially, Dr. Kalayoglu) to be appointed to the Board for so long as such entity, collectively with its affiliates, directly or indirectly, holds at least 15% of the then-outstanding shares of Common Stock (assuming for such purposes that the conversion of our Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) into Common Stock, without regard to the application of any beneficial ownership limitation on such conversion, has occurred). The automatic conversion of the majority of our Series A Preferred Stock into Common Stock (the “Automatic Conversion”) occurred on April 8, 2024.
Director Independence
All of our directors , including our former directors Carrie Cox and Murat Kalayoglu, M.D., Ph.D., and Class I director nominees, other than Carsten Brunn, Ph.D., qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market, LLC (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Brunn is not independent because he is the President and Chief Executive Officer of Cartesian. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a public company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another public company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills as may be determined by the Nominating and Corporate Governance Committee from time to time. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. All of our Class I director nominees were recommended by the Nominating and Corporate Governance Committee.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Cartesian Therapeutics, Inc., 7495 New Horizon Way, Frederick, Maryland 21703. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders to the Company, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he or she considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Cartesian Therapeutics, Inc., 7495 New Horizon Way, Frederick, Maryland 21703.
Board Leadership Structure and Role in Risk Oversight
Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Currently, the role of Chairman of the Board is combined with the role of Chief Executive Officer, with Carsten Brunn, Ph.D. serving as both Chairman of the Board and Chief Executive Officer, following Carrie Cox’s resignation from the Board in October 2025. The Board evaluates whether the positions of Chairman of the Board and Chief Executive Officer should be combined or separated on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment of the Company. After considering these factors, the Board determined that combining the positions of Chairman and Chief Executive Officer was appropriate for the Company at this time.
When the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead director. The Company’s lead director is Patrick Zenner, M.B.A. The lead director’s responsibilities include, but are not be limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and Chairman of the Board. Our Board is comprised of individuals with extensive experience in the biotechnology and pharmaceutical industries and, with the exception of Dr. Brunn, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Dr. Brunn as President, Chief Executive Officer and Chairman of the Board, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Annual Board Evaluation
Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to periodically oversee an assessment of the Board and its committees.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is posted on our website, www.cartesiantherapeutics.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Diversity Commitment
Board diversity and inclusion is critical to the success of Cartesian. Our Board is committed to ensuring its membership has sufficient diversity of expertise, experience, background and perspective to support the long-term success of the Company. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view on substantive matters pertaining to the Company’s business. Our nomination process and our Board’s approach to assessment and evaluation of our nominees support our commitment to diversity and inclusion.
Our Corporate Governance Guidelines include director qualification standards that contain a wide variety of factors the Nominating and Corporate Governance Committee is to take into account to ensure that the director nomination process considers a diverse mix of age, gender, race, place of residence and specialized experience. Additionally, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. The Board continually assesses the size and the mix of experiences and backgrounds of its members, including gender, ethnic, and racial composition. Cartesian evaluates the effectiveness of this policy through annual self-evaluations completed by the Board and each of its committees.
The Board firmly believes that it plays a key role in the oversight of Cartesian’s culture and in holding management accountable for the creation and stewardship of that culture. The Board regularly receives updates from management related to the Company’s people and culture, including key statistics related to employee demographics and turnover, updates on key personnel additions or changes within the company’s individual departments, and substantive updates on the Company’s developing culture and company engagements. Additionally, the Board believes an engaged and empowered workforce contributes significantly to the creation of stockholder value.
In evaluating the suitability of individual candidates for internal positions and to serve on our Board, Cartesian is proud to consider many factors, including diversity of expertise and experience in substantive matters pertaining to our company’s business, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, religion, and relevant experience.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The Insider Trading Policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Attendance By Members Of The Board At Meetings
There were thirteen meetings of the Board during the fiscal year ended December 31, 2025. Our independent directors also held regularly scheduled executive sessions. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served, in each case during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on the “Corporate Governance” section of the “Investors” page of our website at www.cartesiantherapeutics.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances each director will attend. All of our then-incumbent directors attended the 2025 Annual Meeting of Stockholders.
Committees of the Board
Our Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance, and Science and Technology.
The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Science and Technology
Timothy C. Barabe, M.B.A.	Chair	-	X	-
Adrian Bot, M.D., Ph.D.	-	-	-	Chair
Carsten Brunn, Ph.D.	-	-	-	-
Nishan de Silva, M.D., M.B.A.	X	X	-	-
Kemal Malik, M.B.B.S.	-	Chair	-	X
Michael Singer, M.D., Ph.D.	-	-	X	X
Timothy A. Springer, Ph.D.	-	-	X	X
Patrick Zenner, M.B.A.	X	X	Chair	-

Audit Committee
Our Audit Committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk management policies and conducting regular risk assessments related to all matters affecting the enterprise, including cybersecurity, and receives periodic reports on our cybersecurity risks and activities;
•establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions; and

•preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).
The Audit Committee charter is available on the “Corporate Governance” section of the “Investors” page of our website at www.cartesiantherapeutics.com. The members of the Audit Committee are Timothy C. Barabe, M.B.A., Nishan de Silva, M.D., M.B.A, and Patrick Zenner, M.B.A. Mr. Barabe serves as the Chairman of the Audit Committee. Former director Ms. Cox served as a member of the Audit Committee until her resignation in October 2025. Our Board has affirmatively determined that each of Mr. Barabe, Dr. de Silva, Mr. Zenner and Ms. Cox is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq rules. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board has determined that each of Mr. Barabe and Mr. Zenner qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
In 2025, the Audit Committee met seven times.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation;
•reviewing and approving, or making recommendations to our Board with respect to, the compensation of our Chief Executive Officer and other executive officers;
•overseeing an evaluation of our senior executives;
•administering our cash and equity incentive plans;
•reviewing and making recommendations to our Board with respect to director compensation;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis”; and
•preparing the annual compensation committee report, if required by SEC rules.
The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist it in carrying out its responsibilities.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on the “Corporate Governance” section of the “Investors” page of our website at www.cartesiantherapeutics.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
In 2025, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a compensation consulting firm, to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Compensia reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Compensia with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Compensia comparing our compensation to that of a group of peer companies within our industry and met with Compensia to discuss compensation of our executive officers and our Board, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and does not believe Compensia’s prior work in 2024 or work in 2025 raised a conflict of interest.
The Compensation Committee uses competitive compensation data from an annual total compensation study of peer companies performed by Compensia to inform the Compensation Committee’s decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.
The members of the Compensation Committee are Nishan de Silva, M.D., MBA, Kemal Malik, M.B.B.S., and Patrick Zenner, M.B.A. Kemal Malik, M.B.B.S. serves as Chairman of the Compensation Committee. Former director Ms. Cox served as Chairman of the Compensation Committee until her resignation in October 2025. Our Board has determined that each of Dr. de Silva, Dr. Malik, Mr. Zenner and Ms. Cox is independent under the applicable SEC and Nasdaq rules, including the heightened standard for independence specific to members of a compensation committee, and is a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act.

In 2025, the Compensation Committee met six times.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•identifying individuals qualified to become board members;
•recommending to our Board the persons to be nominated for election as directors and to each board committee;
•reviewing and making recommendations to our Board with respect to management succession planning;
•developing and recommending to our Board corporate governance principles; and
•overseeing a periodic assessment of our Board.
The Nominating and Corporate Governance Committee charter is available on the “Corporate Governance” section of the “Investors” page of our website at www.cartesiantherapeutics.com. The members of the Nominating and Corporate Governance Committee are Timothy C. Barabe, M.B.A., Michael Singer, M.D., Ph.D., Timothy A Springer, Ph.D., and Patrick Zenner, M.B.A. Mr. Zenner serves as the Chairman of the Nominating and Corporate Governance Committee. Former director Dr. Kalayoglu served as a member of the Nominating and Corporate Governance Committee until his resignation in March 2026. Our Board has determined that each of Mr. Barabe, Dr. Singer, Dr. Springer, Mr. Zenner and Dr. Kalayoglu is independent under the applicable Nasdaq rules.
In 2025, the Nominating and Corporate Governance Committee met four times.
Science and Technology Committee
The Science and Technology Committee of the Board does not maintain a charter in order to preserve maximum flexibility for its activities. Some of the activities undertaken by the Science and Technology Committee include:
•reviewing the Company’s research and development strategy as well as the Company’s long-term strategic goals and objectives, and monitoring the Company’s progress in achieving such goals and objectives;
•advising the Board on scientific, technological, and research and development matters, and on strategic issues associated with the Company’s product pipeline and technology;
•reviewing and discussing the effectiveness and competitiveness of the Company’s position and strategies in relation to emerging scientific and technology trends and activities relevant to the success of the Company’s product pipeline and technology;
•reviewing the quality, direction, and competitiveness of the Company’s research and development programs, and product pipeline;
•reviewing the organization, resources and capabilities of the Company’s research, analytical, chemistry, manufacturing, and controls, and clinical departments;
•reviewing strategies and approaches to acquiring, in licensing, out licensing, and maintaining innovation and technology positions;
•advising the Board on the scientific, medical, and technical aspects of significant acquisitions, in licenses, out licenses, and other strategic business development transactions;
•assisting the Company in reviewing, as requested, the capabilities of the Company’s current and prospective key scientific, clinical, medical, or technical personnel and engagement with key opinion leaders, and the depth and breadth of the Company’s scientific resources;
•advising the Board, and the committees of the Board, as requested, with regard to performance and succession planning of the Company’s officers and other leadership of the research and development, manufacturing, medical, and other technical or scientific functions within the Company;
•reviewing and opining on the strategy for the Company’s intellectual property portfolio;
•providing counsel and know-how to the Company’s management in the area of research and development and the Company’s product pipeline and technology; and
•carrying out other tasks or providing other advice related to the Company’s product pipeline and technology as may be requested by the Board.
The members of the Science and Technology Committee are Adrian Bot, M.D., Ph.D., Kemal Malik, M.B.B.S., Michael Singer, M.D., Ph.D., and Timothy A. Springer, Ph.D. Dr. Bot serves as the Chairman of the Science and Technology Committee.

In 2025, the Science and Technology Committee met five times.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis is intended to assist our stockholders in understanding our executive compensation program by providing an overview of our executive compensation-related policies, practices, and decisions for 2025. It also explains how we determined the material elements of compensation for our principal executive officer, the two executive officers (other than our principal executive officer) who were our most highly compensated currently serving executive officers for the year ended December 31, 2025, and the two executive officers who would have been among our two most highly compensated executive officers for the year ended December 31, 2025 but for the fact that such individuals were not serving as executive officers at the end of the year ended December 31, 2025, whom we refer to collectively as our “Named Executive Officers.” For 2025, our Named Executive Officers were:
•Carsten Brunn, Ph.D., our President and Chief Executive Officer (our “CEO”);
•Blaine Davis, our Chief Financial Officer (our “CFO”);
•Milos Miljkovic, M.D., our Chief Medical Officer;
•Christopher Jewell, Ph.D., our former Chief Scientific Officer, and
•Metin Kurtoglu, M.D., Ph.D., our former Chief Technology Officer.
Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation element that we provide to our executive officers. In addition, it explains how and why the Compensation Committee arrived at the specific compensation decisions for our executive officers, including our Named Executive Officers, in 2025.
Overview
We are a late clinical-stage company pioneering cell therapy for the treatment of autoimmune diseases. Our lead asset, Descartes-08, is an autologous anti-B cell maturation antigen chimeric antigen receptor T-cell therapy in Phase 3 clinical development for patients with generalized myasthenia gravis (“MG”) and in Phase 1/2 clinical development of juvenile dermatomyositis with plans to initiate a Phase 2 trial in myositis, specifically dermatomyositis and antisynthetase syndrome in the first half of 2026.
2025 Business Highlights
•In January 2025, we announced that we received written agreement from the U.S. Food and Drug Administration under the Special Protocol Assessment process on the overall design of our Phase 3 AURORA trial for Descartes-08 in patients with MG.
•In April 2025, we announced 12-month efficacy and safety data from the Phase 2b trial of Descartes-08 in participants with MG, where we observed that participants dosed with a single six-week course of treatment of Descartes-08 continued to experience a sustained benefit in symptoms of MG at the 12-month assessment.
•In May 2025, we announced that the first participant was enrolled in our Phase 3 AURORA trial of Descartes-08 in patients with MG.
•In November 2025, we announced positive initial data from our Phase 2 open-label trial of Descartes-08 in patients with systemic lupus erythematosus (“SLE”). Despite the positive data observed in SLE, the Company chose to pause further development in this indication in order to prioritize the opportunities in MG and myositis.

2025 Executive Compensation Highlights
Consistent with our performance and compensation philosophy, the Compensation Committee took the following compensation actions for our Named Executive Officers for 2025:

Named Executive Officer	2025 Base Salary Increase from 2024	2025 Annual Bonus as a Percentage of Target Bonus	2025 Annual Time-Based Stock Options (# of shares)	2025 Annual Time-Based RSU Awards (# of shares)
Carsten Brunn, Ph.D.	4.9%	60%	169,100	57,500
Blaine Davis	3.0%	40%	64,600	22,000
Milos Miljkovic, M.D.	9.8%	40%	56,000	19,000
Christopher Jewell, Ph.D. (1)	3.0%	40%	47,400	16,100
Metin Kurtoglu, M.D., Ph.D. (2)	3.0%	40%	47,400	16,100

(1)    Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(2)    Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
Emphasis on Variable and Performance-Based Compensation
The annual compensation of our executive officers, including our Named Executive Officers, varies from year to year based on our corporate financial and operational results and individual performance. Our executive compensation program emphasizes “variable” pay over “fixed” pay and seeks to balance short-term and long-term incentives, as well as performance-based and time-based incentives. In 2025, the majority of the target total direct compensation of our CEO consisted of variable pay, including cash awarded under our annual bonus plan and long-term incentives in the form of equity awards for which value is likely to be variable. In particular, 75.9% of our CEO’s 2025 target total direct compensation was delivered in equity awards, which derive their value from potential increases in our stock price. Fixed pay, primarily consisting of base salary, made up only 15.6% of our CEO’s target total direct compensation in 2025, while variable pay, consisting of annual incentives in the form of an annual bonus program and long-term incentives in the form of equity awards, made up 84.4% of his target total direct compensation. Similar allocations applied to our other executive officers, including our other Named Executive Officers. The following chart shows the percentages of target variable pay versus target fixed pay for our CEO and our other Named Executive Officers in 2025:

Named Executive Officer	Title	Total Pay (2025)	Percentage of Pay (Fixed)	Percentage of Pay (Variable)
Carsten Brunn, Ph.D.	President and Chief Executive Officer	$4,329,868	15.6%	84.4%
Blaine Davis	Chief Financial Officer	$1,949,927	24.4%	75.6%
Milos Miljkovic, M.D.	Chief Medical Officer	$1,657,535	26.5%	73.5%
Christopher Jewell, Ph.D. (1)	Former Chief Scientific Officer	$2,015,707	19.4%	80.6%
Metin Kurtoglu, M.D., Ph.D.(2)	Former Chief Technology Officer	$2,474,034	6.6%	93.4%
(1)     Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(2)    Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
Merger
On November 13, 2023 we entered into the Merger Agreement, pursuant to which Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of ours merged with and into Old Cartesian, pursuant to which Old Cartesian was the surviving corporation and became a wholly owned subsidiary of ours (the “First Merger”). Immediately following the First Merger, Old Cartesian merged with and into Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of ours (“Second Merger Sub”), pursuant to which Second Merger Sub was the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger”).
Old Cartesian Options and Adoption of Old Cartesian’s 2016 Stock Incentive Plan
At the effective time of the Merger (the “Effective Time”), each option to purchase shares of Old Cartesian common stock (an “Old Cartesian Option”), other than Old Cartesian Options held by Drs. Miljkovic, Jewell and Kurtoglu, that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was converted into an option to purchase Common Stock. At the Effective Time, each Old Cartesian Option held by Drs. Miljkovic, Jewell and Kurtoglu (a “Continuing Officer Option”) that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was converted into an option to purchase Series A Preferred Stock. Pursuant to the Merger Agreement, we assumed the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan (the “Old Cartesian Plan”) and each Old Cartesian Option in accordance with the terms of the Old Cartesian Plan and the terms of the stock option agreement by which such Old Cartesian Option is evidenced (but with changes to such documents as we in good faith determined were necessary to reflect the substitution of Old Cartesian Options by us to purchase shares of Common Stock or Series A Preferred Stock, as applicable, and the other terms set forth in the Merger Agreement). All rights with respect to Old Cartesian common stock under Old Cartesian Options assumed by the Company were converted into rights with respect to Common Stock or Series A Preferred Stock, as applicable. From and after the Effective Time:
•the number of shares of Common Stock subject to each Old Cartesian Option assumed by the Company was determined by multiplying (A) the number of shares of Old Cartesian common stock that were subject to such Old Cartesian Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio (as defined in the Merger Agreement), and rounding the resulting number down to the nearest whole number of shares of Common Stock;

•the per-share exercise price for Common Stock issuable upon exercise of each Old Cartesian Option assumed by the Company was determined by dividing (A) the per share exercise price of Old Cartesian common stock subject to such Old Cartesian Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and
•any restriction on the exercise of any Old Cartesian Option assumed by the Company, including the Continuing Officer Options, will continue in full force and effect and, except as expressly provided in the Merger Agreement, the term, exercisability, vesting schedule and other provisions of such Old Cartesian Option will otherwise remain unchanged.
Following the Automatic Conversion, the Continuing Officer Options became exercisable for Common Stock, rather than Series A Preferred Stock. As of the effective time of the Automatic Conversion, the number of shares of Common Stock subject to each Continuing Officer Option was adjusted by multiplying (A) the number of shares of Series A Preferred Stock that were subject to such Continuing Officer Option, by (B) 33.333 and rounding the resulting number down to the nearest whole number of shares of Common Stock. The per-share exercise price for Common Stock issuable upon exercise of each Continuing Officer Option was correspondingly adjusted by dividing (A) the per-share exercise price of the Series A Preferred Stock subject to such Continuing Officer Option, by (B) 33.333 and rounding the resulting exercise price up to the nearest whole cent.
As a result of the Merger, Drs. Miljkovic, Jewell and Kurtoglu were granted Continuing Officer Options as summarized below:

Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Not Yet Exercisable(1)	Option Exercise Price	Option Expiration Date
Milos Miljkovic, M.D.	42,764	42,764	$3.23	9/12/2031
Christopher Jewell, Ph.D. (2)	84,638	57,909	$3.23	1/15/2033
Metin Kurtoglu, M.D., Ph.D. (3)	213,820	—	$1.41	11/6/2026
	14,254	—	$3.23	4/25/2031
	3,563	10,691	$3.23	2/29/2032
(1)    The Continuing Officer Options were exercisable initially only for shares of Series A Preferred Stock. Following the conversion of the majority of the Company’s outstanding shares of Series A Preferred Stock, the Continuing Officer Options were converted into options to purchase shares of Common Stock. The numbers of shares presented in this column are shares of Common Stock.
(2)    Dr. Jewell ceased to serve as our Chief Scientific Officer effective as of November 14, 2025. Dr. Jewell served as a consultant to the Company from November 2025 to January 2026, or the Jewell Consulting Period. Pursuant to his consulting agreement, Dr. Jewell’s stock options and restricted stock unit awards were modified to continue the vesting of the remaining awards during the Jewell Consulting Period and extend the post-termination exercise period of the modified stock options. Upon the expiration of his consulting agreement on January 14, 2026, Dr. Jewell’s unvested RSUs and stock options were forfeited and he had three months thereafter to exercise any vested, unexercised stock options.
(3)    Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025. Dr. Kurtoglu served as a consultant to the Company from May 2025 to April 2026, or the Kurtoglu Consulting Period. Pursuant to the his separation agreement, certain of Dr. Kurtoglu’s stock options and restricted stock unit awards were modified to accelerate the vesting of a portion of the awards, continue the vesting of the remaining awards during the Kurtoglu Consulting Period, and extend the post-termination exercise period of the modified stock options. Upon the expiration of his consulting agreement on April 30, 2026, Dr. Kurtoglu’s unvested RSUs and stock options will be forfeited and he will have three months thereafter to exercise any vested, unexercised stock options.
Executive Compensation Practices
We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During 2025, the following executive compensation policies and practices were in place, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests:

What We Do

✓
Compensation Committee Independence – Our Board maintains a Compensation Committee comprised solely of independent directors who have established effective means for communicating with our stockholders regarding their executive compensation ideas and concerns.

✓
Compensation Committee Advisor Independence – The Compensation Committee engages and retains its own advisors. In 2025, the Compensation Committee re-engaged Compensia as compensation consultant to assist with its responsibilities. Compensia performs no consulting or other services for the Company.

✓
Annual Compensation Review – The Compensation Committee conducts an annual review of our executive compensation philosophy and strategy, including a review of the compensation peer group used for comparative purposes.

✓
Compensation-Related Risk Assessment – We conduct an annual evaluation of our compensation programs, policies, and practices to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have a material adverse impact on our Company.

✓
Emphasize Long-Term Equity Compensation – The Compensation Committee uses equity awards to deliver long-term incentive compensation opportunities to our executive officers, including our Named Executive Officers. These equity awards vest or may be earned over multi-year periods, which we believe better serves our long-term value creation goals and retention objectives.

✓
Limited Executive Perquisites – We provide only modest amounts of perquisites or other personal benefits that serve a sound business purpose to the Named Executive Officers. In addition, the Named Executive Officers participate in our health and welfare benefit programs on the same terms as all of our employees.

✓
“Double-Trigger” Change in Control Arrangements – The post-employment compensation arrangements for our executive officers, including our Named Executive Officers, are based on a “double-trigger” arrangement that provides for the receipt of payments and benefits only in the event of (i) a change in control of the Company and (ii) a qualifying termination of employment.

✓
Executive Clawback Policy – We maintain an executive clawback policy, compliant with SEC rules, which allows the Board to recover any incentive awards from any executive officer in the event we are required to file a restatement of our financial reporting as a result of that executive officer’s fraud or misconduct.

✓
Reasonable Change-in-Control Arrangements – We believe the post-employment compensation arrangements for our executive officers, including our Named Executive Officers, provide for amounts and multiples that are within reasonable market norms.

✓	Prohibition on Hedging and Pledging – Under our Insider Trading Policy, we prohibit our employees from hedging any Company securities and from pledging any Company securities as collateral for a loan.
✓	Succession Planning – Our Board reviews the risks associated with our key executive positions on an annual basis so that we continue to evaluate an adequate succession strategy.
What We Do Not Do

X
Retirement Programs – Other than our Section 401(k) plan generally available to all employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements for our executive officers, including our Named Executive Officers.

X	No Dividends – We do not pay dividends or dividend equivalents on unvested or unearned RSUs and performance-based RSU awards.
X	No Stock Option Repricing – We do not reprice options to purchase shares of our Common Stock without stockholder approval.
Compensation Philosophy and Guiding Principles
We have designed our executive compensation program to reward our executive officers, including our Named Executive Officers, at a level consistent with our overall strategic and financial performance and to provide remuneration sufficient to attract, retain, and motivate them to exert their best efforts in the highly competitive markets and industries in which we operate. We believe that competitive compensation packages consisting of a combination of base salaries, annual cash bonus opportunities, and long-term incentive opportunities in the form of equity awards that are earned over a multi-year period, enable us to attract top talent, motivate successful short-term and long-term performance, satisfy our retention objectives, and align the compensation of our executive officers with our performance and long-term value creation for our stockholders.
The Compensation Committee periodically reviews and analyzes market trends and the prevalence of various compensation delivery vehicles and adjusts the design and operation of our executive compensation program from time to time as it deems necessary and appropriate. In designing and implementing the various elements of our executive compensation program, the Compensation Committee considers market and industry practices and its impact on our financial condition. While the Compensation Committee considers all of the factors in its deliberations, it places no formal weighting on any one factor.

As we continue to grow, the Compensation Committee will evaluate our compensation philosophy and program objectives as circumstances require. At a minimum, we expect the Compensation Committee to review executive compensation annually.
Compensation-Setting Process
Role of the Compensation Committee
The Compensation Committee, among its other responsibilities, establishes our overall compensation philosophy and reviews and approves our executive compensation program, including the specific compensation of our executive officers, including our Named Executive Officers. The Compensation Committee has the authority to retain special counsel and other advisors, including compensation consultants, to assist it in carrying out its responsibilities to determine the compensation of our executive officers. The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available on the “Corporate Governance” section of the “Investors” page of our website at www.cartesiantherapeutics.com.
While the Compensation Committee determines our overall compensation philosophy and approves the compensation of our executive officers, it relies on its compensation consultant, as well as our CEO, our CFO, Human Resources and other staff to formulate recommendations with respect to specific compensation actions. The Compensation Committee makes all final decisions regarding compensation, including base salary levels, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentives in the form of equity awards. The Compensation Committee meets on at least a quarterly basis and at other times as needed. The Compensation Committee periodically reviews compensation matters with our Board.
At the conclusion of each year, the Compensation Committee reviews our executive compensation program, including any incentive compensation plans and arrangements, to assess whether our compensation elements, actions, and decisions are (i) properly coordinated, (ii) aligned with our vision, mission, values, and corporate goals, (iii) provide appropriate short-term and long-term incentives for our executive officers, (iv) achieve their intended purposes, and (v) are competitive with the compensation of executives in comparable positions at the companies with which we compete for executive talent. Following this assessment, the Compensation Committee makes any necessary or appropriate modifications to our existing plans and arrangements or adopts new plans or arrangements.
The Compensation Committee also conducts an annual review of our executive compensation strategy to ensure that it is appropriately aligned with our business strategy and achieving our desired objectives. Further, the Compensation Committee reviews market trends and changes in competitive compensation practices, as further described below. Based on its review and assessment, the Compensation Committee, from time to time, recommends changes in our executive compensation program to our Board.
The factors considered by the Compensation Committee in determining the compensation of our executive officers, including our Named Executive Officers, for 2025 included:
•the recommendations of our CEO (except with respect to his own compensation) as described below;
•our corporate growth and other elements of financial and operational performance;
•our corporate and individual achievements against one or more short-term and long-term performance objectives;
•the individual performance of each executive officer against his management objectives;
•a review of the relevant competitive market analysis prepared by its compensation consultant (as described below);
•the expected future contribution of the individual executive officer;
•historical compensation awards we have made to our executive officers; and
•internal pay equity based on the impact on our business and performance.
The Compensation Committee did not weight these factors in any predetermined manner, nor did it apply any formulas in making its decisions. The members of the Compensation Committee considered this information in light of their individual experience, knowledge of the Company, knowledge of each executive officer, knowledge of the competitive market, and business judgment in making their decisions regarding executive compensation and our executive compensation program.
As part of this process, the Compensation Committee also evaluates the performance of our CEO each year and makes all decisions regarding his base salary adjustments, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentives in the form of equity awards. Our CEO is not present during any of the deliberations regarding his compensation.

Role of Our CEO
Our CEO works closely with the Compensation Committee in determining the compensation of our other executive officers, including the other Named Executive Officers. Typically, our CEO works with the Compensation Committee to recommend the structure of the annual bonus plan, and to identify and develop corporate and individual performance objectives for such plan, and to evaluate actual performance against the selected measures. Our CEO also makes recommendations to the Compensation Committee as described in the following paragraph and is involved in the determination of compensation for the respective executive officers who report to him.
At the end of each year, our CEO reviews the performance of our other executive officers, including the other Named Executive Officers, for such year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation. Using his subjective evaluation of each executive officer’s performance and taking into consideration historical compensation awards to our executive officers and our corporate performance during the preceding year, these recommendations concern base salary adjustments, target annual cash bonus opportunities, actual bonus payments, and long-term incentives in the form of equity awards for each of our executive officers (other than himself) based on our results, the individual executive officer’s contribution to these results, and his or her performance toward achieving his or her individual performance goals. The Compensation Committee then reviews these recommendations and considers the other factors described above and makes decisions as to the target total direct compensation of each executive officer (other than our CEO), as well as each individual compensation element.
While the Compensation Committee considers our CEO’s recommendations, as well as the competitive market analysis prepared by its compensation consultant, these recommendations and market data serve as only two of several factors in making its decisions with respect to the compensation of our executive officers. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the individual compensation elements and amount of each element for our executive officers. Moreover, no executive officer participates in the determination of the amounts or elements of his or her own compensation.
Role of Compensation Consultant
Pursuant to its charter, the Compensation Committee has the authority to engage its own legal counsel and other advisors, including compensation consultants, as it determined in its sole discretion, to assist in carrying out its responsibilities. The Compensation Committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the Compensation Committee.
In 2025, pursuant to this authority, the Compensation Committee re-engaged Compensia, a national compensation consulting firm, to provide information, analysis, and other assistance relating to our executive compensation program on an ongoing basis. The nature and scope of the services provided to the Compensation Committee by Compensia in 2025 were as follows:
•developed and subsequently updated the compensation peer group;
•provided advice with respect to compensation best practices and market trends for executive officers and members of our Board;
•conducted an analysis of the levels of overall compensation and each element of compensation for of our executive officers and non-executive employees;
•conducted an analysis of the levels of overall compensation and each element of compensation for the members of our Board; and
•provided ad hoc advice and support throughout the year.
Representatives of Compensia attended meetings of the Compensation Committee as requested and also communicated with the Compensation Committee outside of meetings. Compensia reported to the Compensation Committee rather than to management, although Compensia was permitted to meet with members of management, including our CEO and members of our executive compensation staff, for purposes of gathering information on proposals that management may make to the Compensation Committee. During 2025, Compensia met with various executive officers to collect data and obtain management’s perspective on various executive compensation proposals.
Compensia has not provided any other services to us nor received any compensation other than with respect to the services described above.
The Compensation Committee has assessed the independence of Compensia taking into account, among other things, the various factors as set forth in Exchange Act Rule 10C-1 and the enhanced independence standards and factors set forth in the applicable Nasdaq listing standards, and has concluded that its relationship with Compensia and the work of Compensia on behalf of the Compensation Committee has not raised any conflict of interest.

Competitive Positioning
The Compensation Committee believes that the competitive market for executive talent includes the biotechnology industry broadly. Accordingly, it develops a compensation peer group to contain a carefully selected cross-section of such public biotechnology companies using factors described below, with employee sizes, therapeutic focuses, stages of development and market capitalizations that are similar to ours. This data is supplemented with executive compensation survey data representing both public and private biotechnology and life sciences companies that are of similar size. The Compensation Committee considers the compensation practices of these peer group companies as one factor in its compensation deliberations.
Compensation Peer Group
As part of its deliberations, the Compensation Committee considers competitive market data on executive compensation levels and practices and a related analysis of such data. This data is drawn from a select group of peer companies developed by the Compensation Committee, as well as compensation survey data.
In 2025, the Compensation Committee directed Compensia to formulate a group of peer companies to be used as a reference for market positioning and for assessing competitive market practices. Compensia undertook a detailed review of the pool of U.S.-based publicly traded companies, taking into consideration our industry and sector, the size of such companies (based on revenues and market capitalization) relative to our size and growth rate, and the following additional factors:
•the company’s stage of clinical development;
•the company’s area(s) of therapeutic focus;
•the company’s market capitalization;
•the comparability of the company’s organizational complexities and growth attributes;
•the comparability of the company’s business focus and corporate strategy; and
•the comparability of the company’s operational performance (for consistency with our strategy and future performance expectations).
Following this review, Compensia recommended to the Compensation Committee the following peer group to consist of 19 publicly traded biotechnology companies, which the Compensation Committee subsequently approved. The selected companies had market capitalizations ranging from approximately $101 million to approximately $1.6 billion, with a median of approximately $345 million. The companies comprising the updated compensation peer group were as follows:

4D Molecular Therapeutics	Cogent Biosciences	Rezolute
Alector	Corvus Pharmaceuticals	Rocket Pharmaceuticals
Allogene Therapeutics	Lineage Cell Therapeutics	Savara
AnaptysBio	MacroGenics	Viridian Therapeutics
Annexon	MeiraGTx Holdings	Vor Biopharma
Cabaletta Bio	REGENXBIO
Candel Therapeutics	Replimune Group
We do not believe that it is appropriate to make compensation decisions, whether regarding base salaries or short-term or long-term incentive compensation, upon any type of benchmarking to a peer or other representative group of companies. The Compensation Committee believes that information regarding the compensation practices at other companies is useful in at least two respects. First, the Compensation Committee recognizes that our compensation policies and practices must be competitive in the marketplace. Second, this information is useful in assessing the reasonableness and appropriateness of individual executive compensation elements and of our overall executive compensation packages. This information is only one of several factors that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our executive officers.
Compensation Elements
The three primary elements of our executive compensation programs are: (1) base salary, (2) annual cash bonus opportunities, and (3) long-term incentives in the form of equity awards, as described below.

Compensation Element	What This Element Rewards	Purpose and Key Features of Element
Base salary	Individual performance, level of experience, expected future performance and contributions.	Provides competitive level of fixed compensation determined by the market value of the position, with actual base salaries established based on the facts and circumstances of each executive officer and each individual position.
Annual cash bonuses
Achievement of pre-established corporate and individual performance objectives (for 2025, focused on the advancement of our pipeline, corporate strategy and business development, and the Company’s financials, as well as management objectives).

Motivate executive officers to achieve certain corporate objectives and drive the company’s value.

Generally, performance levels are established to incentivize our executive officers to achieve or exceed performance objectives. For 2025, the overall target achievement was not determined on an individual basis, but the Compensation Committee, in their discretion, did take into consideration individual performance to determine payouts for corporate performance objectives, and the Compensation Committee had discretion to determine payouts based on overall achievement of the corporate goals as a group, taking into account overachievement on certain objectives, if applicable. Payouts for individual performance objectives could range from 0% to an undetermined percentage.

Long-term incentives/equity awards	Achievement of corporate and individual performance objectives designed to enhance long-term stockholder value and attract, retain, motivate, and reward executive officers over extended periods for achieving important corporate objectives. Time-based vesting requirements promote retention of highly-valued executive officers.	Annual equity awards that vest over four years and provide a variable “at risk” pay opportunity. Because the ultimate value of these equity awards is directly related to the market price of our Common Stock, and the awards are only earned over an extended period of time subject to vesting, they serve to focus management on the creation and maintenance of long-term stockholder value and also provide retentive value to key employees.
Our executive officers also participate in the standard employee benefit plans available to all of our employees. In addition, our executive officers are eligible for modest post-employment (severance and change in control) payments and benefits under certain circumstances. Each of these compensation elements is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation and a discussion of the amounts of compensation paid to our executive officers, including our Named Executive Officers, in 2025 under each of these elements.
Base Salary
We believe that a competitive base salary is a necessary element of our executive compensation program, so that we can attract and retain a stable management team. Base salaries for our executive officers are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable across the executive team.
Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers.
Thereafter, the Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, annually and makes adjustments to base salaries as it determines to be necessary or appropriate.
In December 2024, the Compensation Committee reviewed the base salaries of our executive officers, taking into consideration a competitive market analysis performed by Compensia and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described above. Following this review, the Compensation

Committee set the base salaries of our executive officers at levels that it believed were appropriate to maintain their competitiveness. The base salaries of our Named Executive Officers for 2025 were as follows:

Named Executive Officer	2024 Base Salary	2025 Base Salary	Percentage Adjustment
Carsten Brunn, Ph.D.	$642,720	$674,000	4.9%
Blaine Davis	$462,000	$475,860	3.0%
Milos Miljkovic, M.D. (1)	$400,000	$439,000	9.8%
Christopher Jewell, Ph.D. (2)	$420,000	$432,600	3.0%
Metin Kurtoglu, M.D., Ph.D. (3)	$440,000	$453,200	3.0%
(1)    Dr. Miljkovic’s 2024 base salary went into effect on March 26, 2024.
(2)    Dr. Jewell’s 2024 base salary went into effect on March 26, 2024. Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(3)    Dr. Kurtoglu’s 2024 base salary went into effect on March 28, 2024. Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
Annual Cash Bonuses
We use annual bonuses paid to motivate our executive officers, including our Named Executive Officers, to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. Consistent with our executive compensation philosophy, these annual bonuses are intended to help us to deliver a competitive total direct compensation opportunity to our executive officers. Annual cash bonuses are entirely performance-based, are not guaranteed, and may vary materially from year-to-year.
Typically, the Compensation Committee establishes cash bonus opportunities pursuant to a set of board-approved corporate goals that measures and rewards our executive officers for our actual corporate and their individual performance over our fiscal year. The cash bonus plan is designed to pay above-target bonuses when we exceed our annual corporate objectives and below-target bonuses when we do not achieve these objectives.
In December 2025, the Compensation Committee determined to award cash bonus opportunities to our executive officers, including our Named Executive Officers, pursuant to the 2025 Bonus Plan. Under the 2025 Bonus Plan, the Compensation Committee had the authority to select the performance measures and related target levels applicable to the annual cash bonus opportunities for our executive officers. The performance measures involving our financial results could be determined in accordance with generally accepted accounting principles (“GAAP”), or such financial results could consist of non-GAAP financial measures, and any actual results were subject to adjustment by the Compensation Committee for one-time items or unbudgeted or unexpected items when determining whether the target levels for the performance measures had been met. Individual performance objectives could be established on the basis of any factors the Compensation Committee determined relevant, and were subject to adjustment on an individual, divisional, business unit, or Company-wide basis.
Under the 2025 Bonus Plan, the Compensation Committee could, in its sole discretion and at any time, increase, reduce, or eliminate a participant’s actual bonus payment, and/or increase, reduce, or eliminate the amount allocated to the bonus pool for the year. Further, the actual bonus payment for any participant could be below, at, or above a participant’s target bonus opportunity, in the Compensation Committee’s sole discretion. The Compensation Committee could determine the amount of any reduction on the basis of such factors as it deemed relevant, and it was not required to establish any allocation or weighting with respect to the factors it considers. During 2025, the Compensation Committee did exercise such individual discretion in determining bonus payouts.

Target Bonus Opportunities
For 2025, the target annual cash bonus opportunities for each of our Named Executive Officers under the 2025 Bonus Plan, expressed as a percentage of his annual base salary, were as follows:

Named Executive Officer	Annual Base Salary	Target Bonus Opportunity (as a percentage of base salary)	Target Bonus Opportunity	Actual Bonus Payout
Carsten Brunn, Ph.D.	$674,000	60%	$404,400	$363,960
Blaine Davis	$475,860	40%	$190,344	$205,572
Milos Miljkovic, M.D.	$439,000	40%	$175,600	$118,530
Christopher Jewell, Ph.D. (1)	$432,600	40%	$173,040	$— (2)
Metin Kurtoglu, M.D., Ph.D. (3)	$453,200	40%	$181,280	$— (4)
(1)    Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(2)    Upon his departure as a full-time employee in November 2025, Dr. Jewell forfeited his 2025 annual target bonus opportunity of $173,040. However, as discussed under “—Post-employment Compensation” below, Dr. Jewell was paid an amount of $144,200 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee.
(3)    Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
(4)    Upon his departure as a full-time employee in May 2025, Dr. Kurtoglu forfeited his 2025 annual target bonus opportunity of $181,280. However, as discussed under “—Post-employment Compensation” below, Dr. Kurtoglu was paid an amount of $60,427 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee.
Corporate Performance Objectives
For purposes of the 2025 Bonus Plan, the Compensation Committee selected certain pre-specified advancements to developing our candidate pipeline and advancing that pipeline in the clinic, developments in our corporate strategy regarding manufacturing and Merger integration, and financial objectives regarding operation within budget as the corporate performance measures. Each of these corporate performance measures was equally weighted. The Compensation Committee believed these performance measures were appropriate for our business because they provided a balance between moving our product candidates further in the clinic, managing our expenses, attracting and retaining key talent, and maximizing the potential value of our technology, which it believes most directly influences long-term stockholder value. At the same time, the Compensation Committee established target performance levels for each of these measures at levels that it believed to be challenging, but attainable, through the successful execution of our annual operating plan.
2025 Performance Results and Bonus Decisions
In December 2025, the Compensation Committee determined that our actual achievement with respect to the corporate performance objectives under the 2025 Bonus Plan was as follows:

Corporate Performance Measure	2025 Target Achievement %
Pipeline Development	90%
Corporate Strategy and Business Development	90%
Finance	90%
The corporate performance measures that factored into the Compensation Committee’s determination included: (i) pipeline development goals, including advancing our clinical programs for Descartes-08 in MG, Descartes-08 in SLE, and Descartes-15; (ii) corporate strategy including considerations on manufacturing, development of market strategies, and strengthening the Company’s position and reputation among the investment community; and (iii) financial goals, including operating within budget.
The Compensation Committee determined that, based on our actual performance with respect to each corporate performance measure, the corporate performance objectives had been achieved, in the aggregate, at a 90% level. Based on its review of our overall corporate performance, the Compensation Committee approved bonus payments as follows for our Named Executive Officers:

Named Executive Officer	Target Annual Cash Bonus Opportunity	Amount Related to Corporate Performance Objectives	Actual Annual Cash Bonus Payment	Percentage of Target Annual Cash Bonus Opportunity (1)
Carsten Brunn, Ph.D.	$404,400	$404,400	$363,960	90%
Blaine Davis	$190,344	$190,344	$205,572	108%
Milos Miljkovic, M.D.	$175,600	$175,600	$118,530	68%
Christopher Jewell, Ph.D.(2)	$173,040	$173,040	$—	—%
Metin Kurtoglu, M.D., Ph.D.(3)	$181,280	$181,280	$—	—%
(1)    Cash bonuses were determined based on a 90% corporate target achievement adjusted for individual performance.
(2)    Upon his departure as a full-time employee in November 2025, Dr. Jewell forfeited his 2025 annual target bonus opportunity of $173,040. However, as discussed under “—Post-employment Compensation” below, Dr. Jewell was paid an amount of $144,200 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee.
(3)     Upon his departure as a full-time employee in May 2025, Dr. Kurtoglu forfeited his 2025 annual target bonus opportunity of $181,280. However, as discussed under “—Post-employment Compensation” below, Dr. Kurtoglu was paid an amount of $60,427 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee.
Long-Term Incentive Compensation
We use long-term incentive compensation in the form of equity awards to motivate our executive officers, including our Named Executive Officers, by providing them with the opportunity to build an equity interest in the Company and to share in the potential appreciation of the value of our Common Stock. Historically, we have relied on options to purchase shares of our Common Stock and RSU awards that may be settled for shares of our Common Stock as the principal vehicles for delivering long-term incentive compensation opportunities to our executive officers. The Compensation Committee views equity awards, whether the awards are subject to time-based vesting requirements or are to be earned based on the attainment of specific performance objectives, as inherently variable since the grant date fair value of these awards may not necessarily be indicative of their value when, and if, the shares of our Common Stock underlying these awards are ever earned or purchased. Additionally, the Compensation Committee believes these awards reward the individual performance of participants, in contrast to stock options, which only provide value to participants if the Company’s stock price appreciates. The Compensation Committee further believes these awards enable us to attract and retain key talent in our industry and aligns our executive officers’ interests with the long-term interests of our stockholders.
Generally, in determining the size of the equity awards granted to our executive officers the Compensation Committee takes into consideration the recommendations of our CEO (except with respect to his own equity award), as well as the factors described above. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value.
In December 2024, the Compensation Committee approved equity awards for our executive officers, including our Named Executive Officers, in recognition of our financial and operational results and each executive officer’s individual performance for 2024, as well as for retentive purposes. In determining the amount of each executive officer’s equity award, the Compensation Committee took into consideration the recommendations of our CEO (except with respect to his own equity award), as well as the factors described above. The Compensation Committee also considered the existing equity holdings of each executive officer, including the current economic value of their unvested equity awards and the ability of these unvested holdings to satisfy our retention objectives.
These equity awards consisted of both options to purchase shares of our Common Stock and RSU awards that may be settled for shares of our Common Stock. The equity awards approved in December 2024 and granted to our Named Executive Officers in January 2025 were as follows:

Named Executive Officer	Stock Options (Number of Shares)	RSU Awards (Number of Shares)
Carsten Brunn, Ph.D.	169,100	57,500
Blaine Davis	64,600	22,000
Milos Miljkovic, M.D.	56,000	19,000
Christopher Jewell, Ph.D. (1)	47,400	16,100
Metin Kurtoglu, M.D., Ph.D.(2)	47,400	16,100

(1)    Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(2)    Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
The options to purchase shares of our Common Stock granted to our executive officers, including the Named Executive Officers, in January 2025 were subject to a time-based vesting requirement providing that these options are to vest as to 25% of the shares of our Common Stock subject to the option on the first anniversary of the date of grant and as to the remaining 75% of the total number of shares to vest in equal annual installments thereafter, assuming the continued service of the executive officers on each such vesting date.
The RSU awards granted to our executive officers, including the Named Executive Officers, in January 2025 were subject to a time-based vesting requirement providing that these awards are to vest as to 25% of the shares of our Common Stock subject to the award in four equal annual installments, each on the anniversary of the grant date, such that on the fourth anniversary of the grant date, the award would be fully vested, assuming the continued service of the executive officers on each such vesting date.
Welfare and Health Benefits
We maintain a tax-qualified retirement plan under Section 401(k) of the Internal Revenue Code, as amended (the “Code”), for our employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service that provides them with an opportunity to save for retirement on a tax-advantaged basis. We intend for this plan to qualify under Sections 401(a) and 501(a) of the Code so that contributions by employees to the plan, and income earned on plan contributions, are not taxable to employees until distributed from the applicable plan. In addition, all contributions are deductible by us when made.
All participants’ interests in their deferrals are 100% vested when contributed under both plans. In 2025, we matched 50% of contributions made by participants in the 401(k) plan up to a maximum Company match of 6% of an employee’s annual cash compensation. Company matches vest over two years with 25% vesting in year one and 100% vesting in year two. Under the plan, pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions.
In addition, we provide other benefits to our executive officers, including our Named Executive Officers, on the same basis as all of our full-time employees. These benefits include health, dental and vision benefits, health and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. We also provide a flexible vacation policy, including unlimited paid time off and other paid holidays to all employees, including our executive officers. We do not offer our employees a non-qualified deferred compensation plan or pension plan.
We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices, the competitive market and our employees' needs.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During 2025, none of the Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each Named Executive Officer.
In the future, we may provide perquisites or other personal benefits to our executive officers in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation or retention purposes. We do not expect that these perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be subject to periodic review by the Compensation Committee.
Employment Agreements
During the period of their service with our Company, and in the cases of Dr. Jewell and Dr. Miljkovic since March 26, 2024 and in the case of Dr. Kurtoglu since March 28, 2024, we had employment agreements in place with each of our executive officers, including our CEO and our other Named Executive Officers. Each of these arrangements was approved on our behalf by our Board or the Compensation Committee, as applicable, or by the CEO, subject to his authority as granted by the Board. We believe that these arrangements were appropriate to induce these individuals to forego other employment opportunities or leave their current employer for the uncertainty of a demanding position in a new and unfamiliar organization.

In filling these executive positions, our Board or the Compensation Committee, as applicable, was aware that it would be necessary to recruit candidates with the requisite experience and skills to manage a growing business in a dynamic and ever-changing environment. Accordingly, it recognized that it would need to develop competitive compensation packages to attract qualified candidates in a highly competitive labor market. At the same time, our Board or the Compensation Committee, as applicable, was sensitive to the need to integrate new executive officers into the executive compensation structure that it was seeking to develop, balancing both competitive and internal equity considerations.
Each of these employment agreements provides for “at will” employment and sets forth the initial compensation arrangements for the Named Executive Officer, including an initial base salary, a target annual cash bonus opportunity, and, in some instances, a recommendation for an equity award in the form of a stock option to purchase shares of our Common Stock.
Post-Employment Compensation
All of our Named Executive Officers entered into employment agreements that provide for post-employment compensation in the event of a change-in-control or if the Named Executive Officer is fired without Good Reason, as defined in each employment agreement.
These agreements require us to provide certain payments and benefits upon a qualifying termination of employment, which includes a termination of employment without cause or where the Named Executive Officer resigns with good reason, within three months preceding or 12 months following a change in control of the Company. The receipt of these payments and benefits are contingent upon the Named Executive Officer’s execution, delivery, and non-revocation of a release and waiver of claims satisfactory to us following the separation from service. In addition, for six months following termination of employment, and as a condition to the payments and benefits, the Named Executive Officer must cooperate with any transition efforts that we request and must not disparage us, or our directors, officers, or employees.
Our Named Executive Officers are eligible to receive severance payments and benefits upon a qualifying termination of employment in connection with a change in control of our Company. In addition, the outstanding RSU awards held by our Named Executive Officers provide for vesting and acceleration pursuant to a provision that supersedes any acceleration that would have been provided under their employment agreements.
We believe that the severance policy serves several objectives. First, it eliminates the need to negotiate separation payments and benefits on a case-by-case basis. It also helps assure an executive officer that his or her severance payments and benefits are comparable to those of other executive officers with similar levels of responsibility and tenure. Further, it acts as an incentive for our executive officers to remain employed and focused on their responsibilities during the threat or negotiation of a change-in-control transaction, which preserves our value and the potential benefit to be received by our stockholders in the transaction. Finally, the severance policy is easier for us to administer, as it requires less time and expense.
The severance policy contemplates that the payments and benefits in the event of a change in control of the Company are payable only upon a “double trigger”; that is, only following a change in control and a qualifying termination of employment, including a termination of employment without cause or a resignation for good reason, and in each case requires that the Named Executive Officer execute a release of claims in our favor. In addition, the severance policy provides payments and benefits to our Named Executive Officers for qualified terminations of employment unrelated to a change in control of the Company.
In 2025, pursuant to his separation agreement, the Company agreed to provide Dr. Kurtoglu severance benefits of: (i) 12-months’ base salary and (ii) a pro-rated bonus of $60,427 calculated based on his annual base salary of $453,200. In addition, pursuant to his separation agreement, the Company agreed to provide Dr. Jewell severance benefits of: (i) 12-months’ base salary and (ii) a pro-rated bonus of $144,200 calculated based on his annual base salary of $432,600.
Other Policies
Compensation Recovery Policy
Effective as of October 2, 2023, the Compensation Committee adopted a new executive compensation recovery policy (the “Clawback Policy”). Under the Clawback Policy, the Board, in its limited discretion, or, if so designated by the Board, the Compensation Committee, shall seek to recover, in the case that the Company is required to prepare an accounting restatement, subject to limited exceptions, any incentive-based compensation (whether in the form of cash or equity) in excess of the amount of incentive-based compensation that otherwise would have been received had it been determined in accordance with the accounting restatement, from any of its executive officers, as designated as such by the Board under Section 16 of the Exchange Act, and Rule 3b-7 under the Exchange Act, who have been designated as such over any period in the three fiscal years since the date the Company is required to prepare such an accounting restatement, whether or not the event the executive officer is deemed responsible for an event that results or resulted in a restatement of the Company’s financial disclosures as a result of fraud or misconduct.
Further, we operate under the requirements of Section 304 of the Sarbanes-Oxley Act of 2002, as applicable to all public companies, under which our Board may seek reimbursement from our CEO and CFO if, as a result of their misconduct, we restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws.
Equity Award Grant Policy
We have adopted an equity award grant policy that provides the following guidelines to be observed by the Compensation Committee and our Board in administering the grant of equity awards under our equity compensation plans:
Under the current Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan (as in effect as of the date hereof, the “2016 Plan”), equity awards may be granted to our employees, non-employee directors, and consultants. The exercise price of any option to purchase shares of our Common Stock may not be less than the fair market value of our Common Stock on the date of grant. Stock option awards expire no longer than ten years after the date of grant. Equity awards granted under our Cartesian Therapeutics, Inc. Amended and Restated 2018 Employment Inducement Incentive Award Plan (as in effect as of the date hereof, the “2018 Plan”) may only be granted to employees as a means of inducing them to commence employment with the Company as an initial equity grant, and equity awards under the 2018 Plan are granted with the same limitations on pricing and expiration as are included in the 2016 Plan. Equity awards under the Old Cartesian Plan may only be granted to employees and are granted with the same limitations on pricing and expiration as are included in the 2016 Plan. We may grant up to $100,000 per year in incentive stock options to employees, subject to the limitations of Section 422 of the Code and the regulations issued thereunder.
For more information on the Old Cartesian Plan and how any awards granted thereunder to our Named Executive Officers were treated in the Merger, please see the section entitled “—Merger” above.
Derivatives Trading, Hedging, and Pledging Policies
We have adopted a policy prohibiting our employees, including our executive officers, and members of our Board from speculating in our equity securities, including the use of short sales, “sales against the box” or any equivalent transaction involving our equity securities. In addition, they may not engage in any other hedging transactions, such as “cashless” collars, forward sales, equity swaps and other similar or related arrangements, with respect to the securities that they hold. Finally, no employee, including an executive officer or member of our Board may acquire, sell, or trade in any interest or position relating to the future price of our equity securities.
We also have adopted a policy prohibiting the pledging of our Common Stock by our employees, including our executive officers, and members of our Board.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to directors, officers and employees of the Company, as well as certain other covered persons. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A full copy of the policy can be found filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025. Our Insider Trading Policy prohibits our employees, including officers and directors, from (i) engaging in hedging transactions (whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, exchange funds, or otherwise) involving the Company’s securities and (ii) pledging the Company’s securities as collateral for loans of any type without the prior approval of the Chief Executive Officer, Chief Financial Officer, or General Counsel. Executive officers seeking to pledge the Company’s securities as collateral must receive approval from the Compensation Committee. No such pledges by executive officers were approved during 2025.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code generally disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of the three other most highly compensated executive officers (other than its chief financial officer). Generally, remuneration in excess of $1 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Code or qualifies for a different exemption. In this regard, the compensation income realized upon the exercise of options to purchase shares of the granting company’s securities granted under a stockholder-approved stock option plan generally will be deductible so long as the options are granted by a committee whose members are outside directors and certain other conditions are satisfied. Conversely, the compensation income realized upon the vesting of RSU awards that are subject to time-based vesting requirements generally will not be deductible since such awards do not qualify as “performance-based compensation.”
The Compensation Committee seeks to qualify the incentive compensation paid to the covered executive officers for the “performance-based compensation” exemption from the deduction limit under Section 162(m) when it believes such action is in our best interests. In approving the amount and form of compensation for our executive officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those plans and arrangements should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. Accordingly, the Compensation Committee considers all elements of the cost to us of providing such compensation, including the potential impact of the Section 162(m) deduction limit. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash incentive awards tied to our financial performance or equity incentive awards tied to the executive officer’s continued service, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.
The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
Taxation of Nonqualified Deferred Compensation
Section 409A of the Code requires that amounts that qualify as “nonqualified deferred compensation” satisfy requirements with respect to the timing of deferral elections, timing of payments, and certain other matters. Generally, the Compensation Committee intends to administer our executive compensation program and design individual compensation components, as well as the compensation plans and arrangements for our employees generally, so that they are either exempt from, or satisfy the requirements of, Section 409A. From time to time, we may be required to amend some of our compensation plans and arrangements to ensure that they are either exempt from, or compliant with, Section 409A.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during 2025 and we have not agreed and are not otherwise obligated to provide any executive officers, including any Named Executive Officer, with such a “gross-up” or other reimbursement payment.
Accounting for Stock-Based Compensation
The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.
ASC Topic 718 requires us to recognize in our financial statements all share-based payment awards to employees, including grants of options to purchase shares of our Common Stock and restricted stock awards for shares of our Common Stock to our executive officers, based on their fair values. The application of ASC Topic 718 involves significant amounts of judgment in the determination of inputs into the Black-Scholes-Merton valuation model that we use to determine the fair value of stock options. These inputs are based upon assumptions as to the volatility of the underlying stock, risk free interest rates, and the expected life (term) of the options. As required under GAAP, we review our valuation assumptions at each grant date, and, as a result, our valuation assumptions used to value stock options granted in future periods may vary from the valuation assumptions we have used previously. For performance-based stock awards, we also must apply judgment in determining the periods when, and if, the related performance targets become probable of being met.
ASC Topic 718 also requires us to recognize the compensation cost of our share-based payment awards in our income statement over the period that an employee, including one of our executive officers, is required to render service in exchange for the award (which, generally, will correspond to the award’s vesting schedule).

Executive and Director Compensation

Executive Compensation
This section discusses the material components of the executive compensation program offered to our Named Executive Officers identified below. For 2025, our Named Executive Officers and their positions as of December 31, 2025 were:
•Carsten Brunn, Ph.D., our President and CEO;
•Blaine Davis, our CFO;
•Milos Miljkovic, M.D., our Chief Medical Officer
•Christopher Jewell, Ph.D., our former Chief Scientific Officer; and
•Metin Kurtoglu, M.D., Ph.D., our former Chief Technology Officer, who previously served as our Chief Operating Officer from November 13, 2023 until March 28, 2024.

2025 Summary Compensation Table

Name and principal position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Carsten Brunn, Ph.D.	2025	674,000	973,475	2,314,320	363,960	4,113	4,329,868
President and Chief Executive Officer	2024	642,720	3,071,706	3,138,074	459,545	2,166	7,314,211
Blaine Davis	2025	475,860	372,460	884,122	205,572	11,913	1,949,927
Chief Financial Officer	2024	462,000	1,599,840	1,634,460	240,240	34,872	3,971,412
Milos Miljkovic, M.D.	2025	439,000	321,670	766,422	118,530	11,913	1,657,535
Chief Medical Officer	2024	392,308	361,812	369,459	208,000	17,439	1,349,018
Christopher Jewell, Ph.D. (5)	2025	390,665	375,046 (5)	661,814 (5)	144,200 (5)	443,982	2,015,707
Former Chief Scientific Officer	2024	411,923	513,612	524,476	218,400	19,343	1,687,754
Metin Kurtoglu, M.D., Ph.D. (6)	2025	163,494	775,931 (6)	984,442 (6)	60,427 (6)	489,740	2,474,034
Former Chief Technology Officer	2024	431,539	1,010,460	1,032,697	228,800	9,568	2,713,064

(1)These amounts represent actual earnings for the calendar year, which may be impacted by, among other things, hire date and the timing of any salary increases made during the year.
(2)Represents the aggregate grant date fair value of stock and option awards computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2025 Annual Report.
(3)Represents amounts earned under our annual performance-based bonus program. For additional information, see “—Performance Bonuses” below.
(4)For Dr. Brunn, the amount for 2025 includes $513 representing payments on Dr. Brunn’s term life insurance policy and $3,600 representing reimbursement for cell phone expenses. The amount for 2024 includes $966 representing payments on Dr. Brunn’s term life insurance policy and $1,200 representing reimbursement for cell phone expenses. For Mr. Davis, the amount for 2025 includes $513 representing payments on Mr. Davis’s term life insurance policy, $900 representing reimbursement for cell phone expenses, and $10,500 representing our 401(k) matching contributions. The amount for 2024 includes $966 representing payments on Mr. Davis’ term life insurance policy, $900 representing reimbursement for cell phone expenses, $10,350 representing our 401(k) matching contributions, and $22,656 representing accrued vacation as of March 31, 2024 paid upon the adoption of unlimited paid time off policy. For Dr. Miljkovic, the amount for 2025 includes $513 representing payments on Dr. Miljkovic’s term life insurance policy, $900 representing reimbursement for cell phone expenses, and $10,500 representing our 401(k) matching contributions. The amount for 2024 includes $420 representing payments on Dr. Miljkovic’s term life insurance policy, $900 representing reimbursement for cell phone expenses, $10,350 representing our 401(k) matching contributions, and $5,769 representing accrued vacation as of March 31, 2024 paid upon the adoption of unlimited paid time off policy. For Dr. Jewell, the amount for 2025 includes $470 representing payments on Dr. Jewell’s term life insurance policy, $863 representing reimbursement for cell phone expenses, $10,049 representing our 401(k) matching contributions, and $432,600 representing severance payments made or accrued in accordance with his separation agreement. The amount for 2024 includes $420 representing payments on Dr. Jewell’s term life insurance policy, $900 representing reimbursement for cell phone expenses, $10,350 representing our 401(k) matching contributions, and $7,673 representing accrued vacation as of March 31, 2024 paid upon the adoption of unlimited paid time off policy. For Dr. Kurtoglu, the amount for 2025 includes $171 representing payments on Dr. Kurtoglu’s term life insurance policy, $450 representing reimbursement for cell phone expenses, and $489,119 representing severance payments made or accrued in accordance with his separation agreement. The amount for 2024 includes $630 representing payments on Dr. Kurtoglu’s term life insurance policy, $900 representing reimbursement for cell phone expenses, and $8,038 representing accrued vacation as of March 31, 2024 paid upon the adoption of unlimited paid time off policy.
(5)Dr. Jewell ceased service as our Chief Scientific Officer effective November 14, 2025. Upon his departure as a full time employee, Dr. Jewell forfeited his 2025 annual target bonus opportunity of $173,040. As noted above, Dr. Jewell was paid an amount of $144,200 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee. Dr. Jewell served as a consultant to the Company during the Jewell Consulting Period. Pursuant to his consulting agreement, Dr. Jewell’s stock options and restricted stock unit awards were modified to continue the vesting of the remaining awards during the Jewell Consulting Period and extend the post-termination exercise period of the modified stock options. The modification resulted in the recognition of $102,473 and $13,093 incremental compensation expense in stock awards and option awards, respectively, during the year ended December 31, 2025.
(6)Dr. Kurtoglu’s title was changed to Chief Technology Officer from Chief Operating Officer on March 28, 2024. Dr. Kurtoglu ceased service as our Chief Technology Officer effective May 1, 2025. Upon his departure as a full time employee, Dr. Kurtoglu forfeited his 2025 annual target bonus opportunity of $181,280. As noted above, Dr. Kurtoglu was paid an amount of $60,427 as a term of his separation agreement, which was approved separately from the 2025 Bonus Plan by the Compensation Committee. Dr. Kurtoglu served as a consultant to the Company during the Kurtoglu Consulting Period. Pursuant to the his separation agreement, certain of Dr. Kurtoglu’s stock options and restricted stock unit awards were modified to accelerate the vesting of a portion of the awards, continue the vesting of the remaining awards during the Kurtoglu Consulting Period, and extend the post-termination exercise period of the modified stock options. The modification resulted in the recognition of $503,358 and $335,721 incremental compensation expense in stock awards and option awards, respectively, during the year ended December 31, 2025.
Narrative Disclosure to Summary Compensation Table
The primary elements of compensation for our Named Executive Officers are base salary, annual performance bonuses and equity-based compensation awards. The Named Executive Officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.
Base Salaries
We pay our Named Executive Officers a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each Named Executive Officer’s employment agreement.
At the end of 2024, the Compensation Committee recommended to the Board, and the Board approved, an increase in Dr. Brunn’s annual base salary from $642,720 to $674,000 for 2025, an increase in Mr. Davis’ annual base salary from $462,000 to $475,860 for 2025, an increase in Dr. Miljkovic’s annual base salary from $400,000 to $439,000 for 2025, an increase in Dr. Jewell’s annual base salary from $420,000 to $432,600 for 2025, and an increase in Dr. Kurtoglu’s annual base salary from $440,000 to $453,200 for 2025. All base salaries for 2025 were effective as of January 1, 2025.
Performance Bonuses
We offer our Named Executive Officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each Named Executive Officer has an annual target bonus that is expressed as a percentage of his annual base salary. The 2025 target bonus amount for Dr. Brunn was 60% of his base salary, and for each of Mr. Davis and Drs.Miljkovic, Jewell and Kurtoglu was 40% of his base salary.
Our Compensation Committee, based upon the recommendation of our Chief Executive Officer, establishes Company performance goals each year and, at the completion of the year, generally determines actual bonus payouts after assessing Company performance against these goals and each Named Executive Officer’s individual performance and contributions to the Company’s achievements. For 2025, the level of overall target achievement with respect to bonuses was entirely determined based on Company performance in meeting clinical, business development, manufacturing, culture and engagement, and financial goals and other corporate achievements, and the Compensation Committee took individual performance against those goals into consideration when determining actual bonus payout for each Named Executive Officer.

The actual cash bonuses earned by the named executives for 2025 are reported under the “Non-equity incentive plan compensation” column of the 2025 Summary Compensation Table above.
Equity Compensation
We grant stock option awards to our Named Executive Officers as a long-term incentive component of their compensation. We have historically granted stock option awards to Named Executive Officers when they commenced employment with us and have from time to time thereafter made additional grants as, and when, our Board determined appropriate to recruit, retain or reward particular Named Executive Officers.
In connection with our initial public offering, we adopted and our stockholders approved the 2016 Plan to facilitate the grant of cash and equity incentives to our directors, employees (including our Named Executive Officers) and consultants and to enable us to obtain and retain the services of these individuals, which we believe are essential to our long-term success.
We also maintain the 2018 Plan, which was adopted by the Board on September 25, 2018 without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq listing rules (“Rule 5635(c)(4)”) and provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock awards, RSU awards and other stock or cash based awards. In accordance with Rule 5635(c)(4), awards under the 2018 Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company, as a material inducement to the employee’s entering into employment with the Company.
In connection with the Merger, we adopted the Old Cartesian Plan as described in the section entitled “Compensation Discussion and Analysis—Merger” above.
Our stock option awards have an exercise price at least equal to the fair market value of our Common Stock on the date of grant and typically vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal annual installments over the following three years, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances. From time to time, our Board may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Our stock option awards may be intended to qualify as incentive stock options under the Code.
In early 2025, we made the following grants under the 2016 Plan: (i) to Dr. Brunn options to purchase 169,100 shares of our Common Stock and 57,500 RSUs; (ii) to Mr. Davis options to purchase 64,600 shares of our Common Stock and 22,000 RSUs; (iii) to Dr. Miljkovic options to purchase 56,000 shares of our Common Stock and 19,000 RSUs; (iv) to Dr. Jewell options to purchase 47,400 shares of our Common Stock and 16,100 RSUs; and (v) Dr. Kurtoglu options to purchase 47,400 shares of our Common Stock and 16,100 RSUs.
Retirement, Health, Welfare and Additional Benefits
Our Named Executive Officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.
We sponsor a 401(k) defined contribution plan in which our Named Executive Officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to a maximum Company match of 6% of an employee’s annual cash compensation. Company matches vest over two years with 25% vesting in year one and 100% vesting in year two.

Outstanding Equity Awards At 2025 Fiscal Year End

	Option Awards						Stock Awards
Name	Grant Date	Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)(3)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(3)(4)	Market Value of Shares or Units of Stock that have not Vested ($)(5)
Carsten Brunn, Ph.D.	1/2/2024	1/2/2024	49,759	149,274	$19.656	1/1/2034
	1/2/2024	1/2/2024					116,352	838,898
	1/2/2025	1/2/2025	—	169,100	$16.93	1/1/2035
	1/2/2025	1/2/2025					57,500	414,575
Blaine Davis	1/2/2024	1/2/2024	25,917	77,749	$19.656	1/1/2034
	1/2/2024	1/2/2024					60,600	436,926
	1/2/2025	1/2/2025	—	64,600	$16.93	1/1/2035
	1/2/2025	1/2/2025					22,000	158,620
Milos Miljkovic, M.D.	9/13/2021 (6)	9/13/2021	30,528	—	$3.23	9/12/2031
	1/2/2024	1/2/2024	5,859	17,574	$19.656	1/1/2034
	1/2/2024	1/2/2024					13,704	98,806
	1/2/2025	1/2/2025	—	56,000	$16.93	1/1/2035
	1/2/2025	1/2/2025					19,000	136,990
Christopher Jewell, Ph.D. (7)	1/16/2023 (6)	1/16/2023	67,432	—	3.23	1/15/2033
	1/2/2024	1/2/2024	8,317	24,948	19.656	1/1/2034
	1/2/2024	1/2/2024					19,455	140,271
	1/2/2025	1/2/2025	—	47,400	$16.93	1/1/2035
	1/2/2025	1/2/2025					16,100	116,081
Metin Kurtoglu, M.D., Ph.D. (8)	11/7/2016 (6)	11/7/2016	79,099	—	1.41	11/6/2026
	4/26/2021 (6)	4/26/2021	14,254	—	3.23	4/25/2031
	3/1/2022 (6)	3/1/2022	10,690	3,564	3.23	2/29/2032
	1/2/2024	1/2/2024	65,499	—	19.656	1/1/2034
	1/2/2024	1/2/2024					—	—
	1/2/2025	1/2/2025	—	47,400	$16.93	1/1/2035
	1/2/2025	1/2/2025					16,100	116,081
(1)All equity awards are subject to accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control pursuant to the terms of the Named Executive Officers’ employment agreements.
(2)Options granted January 2, 2024 and 2025 vest as to 25% of the total shares underlying the option on the first anniversary of the vesting commencement date and in equal annual installments over the following three years, subject to the holder’s continued employment with us through the applicable vesting date.
(3)On March 27, 2024, we held a special meeting of stockholders (the “March 2024 Special Meeting”). At the March 2024 Special Meeting, our stockholders approved, and our Board subsequently implemented, a 1-for-30 reverse stock split of all then-outstanding shares of our Common Stock and Automatic Conversion.

(4)All restricted stock units vest in four equal annual installments beginning on the first anniversary of the vesting commencement date, subject to employees continued employment with us through the applicable vesting date.
(5)Based on the closing price of our Common Stock of $7.21 on December 31, 2025, the last trading day of the fiscal year ended December 31, 2025.
(6)On November 13, 2023, we acquired Old Cartesian in the Merger. These options to purchase Old Cartesian common stock were converted into options to purchase shares of Series A Preferred Stock in connection with the Merger. At the March 2024 Special Meeting, our stockholders approved, and our Board subsequently implemented, a 1-for-30 reverse stock split of all then-outstanding shares of our Common Stock and the conversion of our Series A Preferred Stock into shares of Common Stock. Following the Automatic Conversion, options previously exercisable for shares of Series A Preferred Stock may be exercised solely for shares of Common Stock.
(7)Dr. Jewell was appointed Chief Scientific Officer on November 13, 2023. Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025. Upon the expiration of Dr. Jewell’s consulting agreement on January 14, 2026, Dr. Jewell’s unvested RSUs and stock options were forfeited, and Dr. Jewell had three months thereafter to exercise any vested unexercised stock options.
(8)Dr. Kurtoglu was appointed Chief Operating Officer on November 13, 2023. On March 28, 2024, Dr. Kurtoglu’s title was changed to Chief Technology Officer. Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025, and, upon the expiration of his consulting agreement on April 30, 2026, Dr. Kurtoglu’s unvested RSUs and stock options will be forfeited on April 30, 2026, and he will have three months thereafter to exercise any vested unexercised stock options.

Employment Agreements
We have entered into employment agreements with each of our Named Executive Officers. The agreements entitle our Named Executive Officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings “Base Salaries” and “Performance Bonuses,” as well as certain other payments and benefits, as described below.
The employment agreements provide that if we terminate the Named Executive Officer without “cause” or the Named Executive Officer resigns for “good reason,” subject to the Named Executive Officer’s timely executing a release of claims in our favor and continued compliance with a separate restrictive covenant agreement, the Named Executive Officer is entitled to receive (i) base salary continuation for a period of 12 months, (ii) a prorated portion of the annual bonus the Named Executive Officer would otherwise have earned for the year of termination, based on actual performance for the full year, or, if the termination occurs during the first quarter of the calendar year, based on the Named Executive Officer’s target bonus and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for up to 12 months. If such termination occurs within the 12 months following or the 60 days preceding a change in control, each Named Executive Officer would be entitled to receive, in addition to the foregoing payments and benefits, accelerated vesting of such Named Executive Officer’s outstanding unvested equity awards that vest solely based on the passage of time. We must provide a Named Executive Officer 30 days’ notice, or pay in lieu of notice, in the event we terminate such Named Executive Officer for any reason other than “cause.”
For purposes of the employment agreements, “cause” generally means, subject to applicable cure rights, the Named Executive Officer’s (i) commission of, or indictment or conviction of, any felony or any crime involving dishonesty; (ii) participation in any fraud against our Company; (iii) intentional damage to any Company property; (iv) misconduct which materially and adversely reflects upon the business, operations, or reputation of our Company; (v) breach of any material provision of the employment agreement or any other written agreement with our Company; or (vi) for Mr. Davis and Drs. Miljkovic, Jewell and Kurtoglu, a material or substantial failure to perform, or material or substantial negligence in the performance of, the executive’s duties and responsibilities to the Company.
“Good reason” generally means, subject to our cure rights, the occurrence of any of the following, without the Named Executive Officer’s written consent: (i) a material reduction in base salary or, in the case of Dr. Miljkovic, base salary or target bonus; (ii) a material diminution in authority, title, duties, or areas of responsibility; (iii) for Dr. Brunn and Mr. Davis, the requirement that he report to someone other than the Board with respect to our Chief Executive Officer or the Chief Executive Officer with respect to Mr. Davis; (iv) the relocation of the executive’s primary office to a location more than 40 miles from the applicable principal office (Boston metropolitan area for Dr. Brunn and Mr. Davis; Gaithersburg, Maryland for Drs. Jewell and Kurtoglu; and the Company’s Maryland office for Dr. Miljkovic); or (v) a material breach by us of the employment agreement or any other written agreement with the Named Executive Officer.
We have also entered into non-disclosure, non-competition and assignment of intellectual property agreements with the Named Executive Officers pursuant to which each of our Named Executive Officers agree to refrain from engaging in direct competition with us or soliciting our employees, in each case, while employed and following his termination of employment for a period of 12 months, as more fully set forth in the applicable agreement(s). For Dr. Brunn, during the period following the

Named Executive Officer’s employment that he is subject to the non-competition covenants, and subject to limited exceptions, we have agreed to provide the Named Executive Officer with garden leave pay at a rate that equals 50% of his highest annual base salary within the two years prior to his termination, consistent with the Massachusetts Noncompetition Agreement Act.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we must annually disclose in our proxy statement the relationship between our performance and the “compensation actually paid” to our Principal Executive Officer (“PEO”) and our non-PEO Named Executive Officers (collectively, the “Non-PEO NEOs”).
The following table sets forth additional compensation information of our PEO and our Non-PEO NEOs along with our total shareholder return and our net loss for the fiscal years ended December 31, 2025, 2024, and 2023.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Loss(4) ($ thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$4,329,868	$(633,791)	$2,024,301	$214,863	$24.54	$(130,302)
2024	$7,314,211	$6,543,925	$2,790,743	$2,529,608	$60.95	$(77,424)
2023	$6,111,883	$6,379,295	$1,819,522	$1,836,461	$70.40	$(219,710)
(1)    The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Brunn for each corresponding year in the “Total” column of the Summary Compensation Table. The dollar amounts reported in column (d) represent the average of the amounts reported for our Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: for 2025, Blaine Davis, Milos Miljkovic, M.D., Metin Kurtoglu, M.D., Ph.D., and Christopher Jewell, Ph.D. for 2024, Blaine Davis, Metin Kurtoglu, M.D., Ph.D., and

Christopher Jewell, Ph.D.; and for 2023, Blaine Davis, Peter G. Traber, M.D., Lloyd Johnston, Ph.D., Metin Kurtoglu, M.D., Ph.D., and Christopher Jewell, Ph.D.
(2)    The table below describes the adjustments, each of which is required by SEC rules, to calculate Compensation Actually Paid amounts from the Summary Compensation Total:

Year	Named Executive Officers	Summary Compensation Table Total	Deduct Reported Value of Equity Awards Granted in the Year	Add Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Value of Unvested Prior Equity Awards	Year over Year Change in Value of Vested Prior Equity Awards	Deduct Value of Prior Equity Awards that Failed to Meet Vesting Conditions in the Year	Compensation Actually Paid
2025	PEO	$4,329,868	$(3,287,795)	$1,125,498	$—	$(2,720,867)	$(80,495)	$—	$(633,791)
	Non-PEO NEOs Average	$2,024,301	$(1,285,477)	$200,658	$238,661	$(434,382)	$(22,837)	$(506,061)	$214,863
2024	PEO	$7,314,211	$(6,209,780)	$5,439,494	$—	$—	$—	$—	$6,543,925
	Non-PEO NEOs Average	$2,790,743	$(2,105,182)	$1,844,047	$—	$—	$—	$—	$2,529,608
2023	PEO	$6,111,883	$(1,443,222)	$—	$1,768,318	$—	$(57,684)	$—	$6,379,295
	Non-PEO NEOs Average	$1,819,522	$(310,158)	$—	$379,350	$—	$(52,253)	$—	$1,836,461
(3)    Total Shareholder Return for each year reflects what the cumulative value of $100 would be if such amount were invested into our Company for that applicable year on December 31, 2022.
(4)    Net loss as reported in our consolidated statements of operations and comprehensive loss in our Annual Report on Form 10-K for the applicable year.
Analysis of the Information Presented in the Pay Versus Performance Table
The following chart sets forth the relationship between Compensation Actually Paid to Our PEO, the average of Compensation Actually Paid to Our Non-PEO NEOs and our total shareholder return over the period covering fiscal years 2023, 2024, and 2025. A large component of our executive compensation is equity-based to align compensation with performance, but also includes other appropriate incentives such as cash bonuses that are designed to incentivize our executives to achieve annual corporate goals. We believe the equity-based compensation strongly aligns our PEO and Non-PEO NEOs’ interests with those of our shareholders to maximize long-term value and encourage long-term employment.

Director Compensation
We maintain a compensation program for our non-employee directors. Under our non-employee director compensation program as in effect during 2025, each non-employee director received the following amounts for their services on our Board:
Initial Equity Award. Upon a director’s initial election or appointment to our Board, the director received an option to purchase 17,200 shares (or, with respect to the Chairman of the Board, 17,866 shares) of our Common Stock, which award vests in substantially equal monthly installments over three years following the date of grant, subject to accelerated vesting upon a change in control and 5,800 RSUs to vest in three substantially equal annual installments, subject to accelerated vesting upon a change in control.
Annual Equity Award. If a director has served on our Board for at least six months as of the first business day in January of each year, the director of the Board received an option to purchase 7,800 shares (or, with respect to the Chairman of the Board, 8,000 shares) of our Common Stock and 2,600 RSUs on that date, which awards vest in a single installment on the first anniversary of the date of grant, subject to accelerated vesting upon a change in control.
Annual Retainer Fees. In addition to option grants, each director received an annual retainer for service on our Board and additional fees for service on a committee of our Board as follows:
•annual director fee of $40,000;
•chairman of the board, $35,000;
•lead independent director, $25,000;
•chairman of the Audit Committee, $20,000;
•Audit Committee member other than the chairman, $10,000;
•chairman of the Compensation Committee, $15,000;
•Compensation Committee member other than the chairman, $7,500;
•chairman of the Nominating and Corporate Governance Committee, $10,000;
•Nominating and Corporate Governance Committee member other than the chairman, $5,000;
•chairman of the Science and Technology Committee, $15,000; and
•member of the Science and Technology Committee other than the chairman, $7,500.
Director fees are paid in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board. Each member of our Board is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which he or she serves.
Consistent with our non-employee director compensation program, Dr. Brunn, our President, Chief Executive Officer and Chairman of the Board, receives no compensation for his service as Chairman of the Board.
The following table sets forth the compensation earned to our non-employee directors for their service on our Board during 2025.
2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Timothy C. Barabe, M.B.A.	65,000	44,018	101,044	—	210,062
Adrian Bot, M.D., Ph.D. (3)	2,065	48,082	108,960	—	159,107
Carrie S. Cox (4)	82,880	44,018	103,635	—	230,533
Nishan de Silva, M.D., M.B.A.	57,500	44,018	101,044	—	202,562
Murat Kalayoglu, M.D., Ph.D. (5)	58,836	44,018	101,044	—	203,898
Kemal Malik, MBBS	56,304	44,018	101,044	—	201,366
Michael Singer, M.D., Ph.D.	52,500	44,018	101,044	—	197,562
Timothy A. Springer, Ph.D.	47,500	44,018	101,044	—	192,562
Patrick Zenner, M.B.A.	71,848	44,018	101,044	—	216,910

(1)Represents cash retainers earned for services rendered as members of the Board and related committees.

(2)Represents the aggregate grant date fair value of stock and option awards computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2025 Annual Report.
(3)Dr. Bot was appointed to the Board on December 16, 2025.
(4)Ms. Cox resigned from the Board on October 29, 2025.
(5)Dr. Kalayoglu resigned from the Board on March 31, 2026.

The table below shows the aggregate number of option awards (exercisable and unexercisable) and unvested stock awards held by each non-employee director as of December 31, 2025.

Name	Options Outstanding at Fiscal Year End	Unvested Stock Awards at Fiscal Year End
Timothy C. Barabe, M.B.A.	15,400	8,533
Adrian Bot, M.D., Ph.D. (1)	17,200	5,800
Carrie S. Cox (2)	4,821	—
Nishan de Silva, M.D., M.B.A.	15,400	8,533
Murat Kalayoglu, M.D., Ph.D. (3)	15,400	8,533
Kemal Malik, MBBS	15,400	8,533
Michael Singer, M.D., M.B.A.	15,400	8,533
Timothy A. Springer, Ph.D.	15,400	8,533
Patrick Zenner, M.B.A.	15,400	8,533
(1)Dr. Bot was appointed to the Board on December 16, 2025.
(2)Ms. Cox resigned from the Board on October 29, 2025.
(3)Dr. Kalayoglu resigned from the Board on March 31, 2026.
Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2025.

Plan category	Number of Securities to be Issued Upon Outstanding Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(2)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (3)	1,782,243	(4)	$17.88	(5)	3,640,202	(6)
Equity compensation plans not approved by security holders (7)	1,204,002	(8)	$9.02	(9)	508,482	(10)
Total	2,986,245		$13.72		4,148,684

(1)Represents the weighted-average exercise price of outstanding options and is calculated without taking into account outstanding RSUs.
(2)Pursuant to the terms of the 2016 Plan, the number of shares of Common Stock available for issuance under the 2016 Plan automatically increases on each January 1, until and including January 1, 2034, by an amount equal to the lesser of: (a) 4% of the number of shares of the Company’s Common Stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board. Pursuant to the terms of the 2016 Employee Stock Purchase Plan (the “2016 ESPP”), the number of shares of Common Stock available for issuance under the 2016 ESPP automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the number of shares of the Company’s Common Stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board, subject to an aggregate limit of 63,460 shares of Common Stock that may be issued under the 2016 ESPP.
(3)Includes the 2016 Plan and the 2016 ESPP.

(4)Includes outstanding options to purchase 1,306,608 shares of Common Stock and 475,635 outstanding RSUs to purchase shares of Common Stock under the 2016 Plan.
(5)As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2016 Plan was $17.88.
(6)Represents 3,594,407 shares available for issuance under the 2016 Plan and 45,795 shares available for issuance under the 2016 ESPP (of which no shares were issued in 2024 or 2025).
(7)Includes the 2018 Plan and the Old Cartesian Plan. See Note 12 to our consolidated financial statements included in our 2025 Annual Report for a description of the material features of the 2018 Plan and the Old Cartesian Plan.
(8)Includes outstanding options to purchase 487,740 shares of Common Stock under the 2018 Plan and outstanding options to purchase 669,399 shares of Common Stock and 46,863 outstanding RSUs to purchase shares of Common Stock under the Old Cartesian Plan.
(9)As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2018 Plan was $17.59 and the weighted-average exercise price of outstanding options under the Old Cartesian Plan was $2.79.
(10)Represents 472,303 shares available for issuance under the 2018 Plan and 36,179 shares available for issuance under the Old Cartesian Plan.
Option Grant Practices
We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates, though the Company’s long-standing practice has been for the Compensation Committee to meet each December to discuss recommendations to the Board on executive compensation adjustments for the next fiscal year. As part of this process, the Compensation Committee typically recommends, and the Board approves, the grant of equity, which historically has taken the form of stock options and RSUs, to executive employees, which are ultimately granted on the first business day of the following fiscal year. Lining up the timing of equity grants to coincide with grants made to the Board under the Company’s Non-Employee Director Compensation Program serves to ensure that management and the Board have a stake in the Company’s success and growth. We also believe this allows management, the Compensation Committee, and the Board to conduct a fulsome review of all elements of compensation on a consistent basis each year. The Board, with respect to our CEO, and the Compensation Committee, with respect to our remaining Named Executive Officers, may also grant equity awards from time to time in recognition of a named executive officer’s expanded duties and responsibilities or continuing contributions to the Company’s performance.
Neither the Compensation Committee nor the Board takes material nonpublic information into account when determining the timing and terms of grants of equity compensation. Further, we do not have any program, plan or practice to time grant dates of equity compensation awards in coordination with the release of material nonpublic information and have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, none of our named executive officers were awarded stock options with an effective grant date during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information and ending one business day after the filing or furnishing of such report.

Security Ownership of Certain Beneficial Owners and Management

Common Stock
The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our Named Executive Officers and all directors, director nominees and executive officers as a group, in both cases as of April 14, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 29,302,729 shares of Common Stock outstanding as of April 14, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 7495 New Horizon Way, Frederick, Maryland 21703. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Entities affiliated with Timothy A. Springer, Ph.D. (1)	9,809,877	33.3%
Entities affiliated with Murat Kalayoglu, M.D., Ph.D. (2)	5,833,971	19.9%
Entities affiliated with Squarepoint Capital (3)	2,209,601	7.5%
JPMorgan Chase & Co. (4)	1,675,636	5.7%

Named Executive Officers, Directors and Nominees
Carsten Brunn, Ph.D. (5)	201,430	*
Blaine Davis (6)	95,304	*
Metin Kurtoglu, M.D., Ph.D. (7)	222,220	*
Christopher Jewell, Ph.D. (8)	104,877	*
Milos Miljkovic, M.D. (9)	64,679	*
Timothy C. Barabe, M.B.A. (10)	66,310	*
Adrian Bot, M.D., Ph.D. (11)	2,388	*
Nishan de Silva, M.D., M.B.A. (12)	20,710	*
Kemal Malik, M.B.B.S. (13)	17,232	*
Michael S. Singer, M.D., Ph.D. (14)	713,790	2.4%
Timothy A. Springer, Ph.D. (1)	9,809,877	33.3%
Patrick Zenner, M.B.A. (15)	22,318	*

All executive officers, directors and director nominees as a group (12 persons) (16)	11,120,244	37.2%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.
(1)Based on a Schedule 13D/A filed with the SEC on January 15, 2025 and other information known to us, consists of (i) 8,641,707 shares of Common Stock held directly by Timothy A. Springer, Ph.D., a member of our Board, (ii) 113,587 shares of Common Stock issuable upon exercise of underlying warrants exercisable within 60 days of April 14, 2026 held by Timothy A. Springer, Ph.D., (iii) 13,922 shares of Common Stock issuable upon exercise of outstanding options within 60 days of April 14, 2026 and held directly by Timothy A. Springer, Ph.D., (iv) 656,513 shares of Common Stock held by TAS Partners LLC (“TAS”) directly, (v) 33,408 shares of Common Stock issuable upon exercise of underlying warrants exercisable within 60 days of April 14, 2026 held by TAS directly, (vi) 330,695 shares of Common Stock held by Dr. Chafen Lu, Dr. Springer’s wife, and (vii) 20,045 shares of Common Stock issuable upon exercise of underlying warrants exercisable within 60 days of April 14, 2026 held by Dr. Chafen Lu. Dr. Springer is the sole managing member of TAS. Dr. Springer exercises sole voting and dispositive power over the shares held by him directly and the shares held by TAS. Dr. Springer disclaims beneficial ownership of the shares held by TAS. Dr. Lu exercises sole voting and dispositive power over the shares held by her directly. The principal business address of each of Dr. Springer, TAS, and Dr. Lu is 36 Woodman Road, Newton, MA, 02467.
(2)Based on a Schedule 13D/A filed with the SEC on April 2, 2026 and other information known to us, consists of (i) 506,999 shares of Common Stock held directly by Murat Kalayoglu, M.D., Ph.D., (ii) 13,288 shares of Common Stock issuable upon exercise of outstanding options within 60 days of April 14, 2026 and held directly by Murat Kalayoglu, M.D., Ph.D., (iii) 5,313,261 shares of Common Stock held by Seven One Eight Three Four Irrevocable Trust directly, and (iv) up to 1,122,074 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock held by Seven One Eight Three Four Irrevocable Trust. The trustees of Seven One Eight Three Four Irrevocable Trust are Elizabeth Hoge and Sinan Kalayoglu, each of whom has shared voting and dispositive control over the shares of Common Stock and Series A Preferred Stock held by Seven One Eight Three Four Irrevocable Trust. Dr. Kalayoglu has the power to remove and appoint new trustees of Seven One Eight Three Four Irrevocable Trust and, pursuant to a right of substitution, to acquire from Seven One Eight Three Four Irrevocable Trust the shares of Common Stock and Series A Preferred Stock held by Seven One Eight Three Four Irrevocable Trust in exchange for assets with an equal value to such shares. Accordingly, Dr. Kalayoglu may be deemed to have sole voting and dispositive power of the shares of Common Stock and Series A Preferred Stock held by Seven One Eight Three Four Irrevocable Trust. The ability of the shares of Series A Preferred Stock held by Dr. Kalayoglu and Seven One Eight Three Four Irrevocable Trust to convert into shares of Common Stock is subject to a beneficial ownership limitation, such that neither Dr. Kalayoglu nor Seven One Eight Three Four Irrevocable Trust may convert shares of Series A Preferred Stock into Common Stock to the extent that doing so would result in such holder beneficially owning greater than 19.9% of the Company’s outstanding Common Stock after giving effect to such conversion. Accordingly, the number of shares of Common Stock presented in this row include a total of 423 shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock held by Seven One Eight Three Four Irrevocable Trust and assumes Seven One Eight Three Four Irrevocable Trust does not convert any shares of Series A Preferred Stock beyond such limitation.
(3)Based on a Schedule 13G/A filed with the SEC on March 13, 2026, consists of 2,209,601 shares of Common Stock owned by funds or accounts managed by direct or indirect subsidiaries of Squarepoint Capital Ops LLC (“Squarepoint Capital”), all of which shares are beneficially owned, or may be deemed to be beneficially owned, by Squarepoint Capital, certain of its subsidiaries and affiliates, and other companies. The principal address of Squarepoint Capital is 250 W 55th Street 32nd Floor, New York, NY 10019.

(4)Based on a Schedule 13G filed with the SEC on April 25, 2025, consists of 1,675,636 shares of Common Stock beneficially owned by JPMorgan Chase & Co. and held by J.P. Morgan Securities LLC, JPMorgan Chase Bank, National Association, and J.P. Morgan Investment Management Inc. This Schedule 13G reported that JPMorgan Chase & Co. had sole voting power with respect to 1,569,254 shares of Common Stock and sole dispositive power with respect to 1,674,036 shares of Common Stock. The principal business address of JPMorgan Chase & Co is 383 Madison Avenue, New York, NY 10179.
(5)Consists of (i) 59,637 shares of Common Stock held by Dr. Brunn directly and (ii) 141,793 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.
(6)Consists of (i) 27,320 shares of Common Stock held by Mr. Davis directly and (ii) 67,984 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.
(7)Consists of (i) 37,264 shares of Common Stock held by Dr. Kurtoglu directly and (ii) 184,956 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026. Dr. Kurtoglu ceased to serve as our Chief Technology Officer on May 1, 2025.
(8)Consists of 104,877 shares of Common Stock held by Dr. Jewell directly. Dr. Jewell ceased to serve as our Chief Scientific Officer on November 14, 2025.
(9)Consists of (i) 8,434 shares of Common Stock held by Dr. Miljkovic directly and (ii) 56,245 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.
(10)Consists of (i) 52,388 shares of Common Stock held by Mr. Barabe directly and (ii) 13,922 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.
(11)Consists of 2,388 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026 held by Dr. Bot directly.
(12)Consists of (i) 6,788 shares of Common Stock held by Dr. de Silva directly and (ii) 13,922 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.

(13)Consists of (i) 4,577 shares of Common Stock held by Dr. Malik directly and (ii) 12,655 shares of Common Stock issuable upon exercise of underlying stock options exercisable within 60 days of April 14, 2026.
(14)Based on a Schedule 13D/A filed with the SEC on April 10, 2024 and other information known to us, consists of (i) 45,000 shares of Common Stock held by Dr. Singer directly, (ii) 383,796 shares of Common Stock held by Thirsty Brook 2010 Irrevocable Trust, a trust for which Dr. Singer is a trustee, that Dr. Singer has the right to acquire pursuant to a right of substitution in exchange for assets with an equal value to such shares, (iii) 56,719 shares of Common Stock held by Singer Asefzadeh Family Holding Trust, a trust for which Dr. Singer is a trustee and beneficiary, (iv) 7,127 shares of Common Stock held by Bakezilla 2019 Irrevocable Trust, a trust for which Dr. Singer is a trustee and beneficiary, (v) 14,788 shares of Common Stock held by Dr. Baharak Asefzadeh, Dr. Singer’s spouse, (vi) 96,219 shares of Common Stock held by a minor child of Dr. Singer through a custodial account established pursuant to the Uniform Transfer to Minors Act (“UTMA”) for which Dr. Singer serves as custodian, (vii) 96,219 shares of Common Stock held by a minor child of Dr. Singer through a custodial account established pursuant to the UTMA for which Dr. Singer serves as custodian, and (viii) 13,922 shares of Common Stock issuable upon exercise of outstanding options within 60 days of April 14, 2026 held by Dr. Singer directly.
(15)Consists of 8,396 shares of Common Stock held by Mr. Zenner directly and (ii) 13,922 shares of Common Stock underlying outstanding stock options exercisable within 60 days of April 14, 2026.
(16)Includes (i) 10,545,338 shares of Common Stock owned directly or beneficially by our executive officers or members of our Board and (ii) 574,906 shares of Common Stock underlying outstanding stock options and warrants exercisable within 60 days of April 14, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Certain Relationships

Policies And Procedures For Related Person Transactions
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing procedures to obtain information regarding potential related person transactions and for determining whether a related person transaction requiring compliance with our policy exists. Our Chief Financial Officer then presents the related person transaction to our Audit Committee. In the absence of an appointed Chief Financial Officer, our management has determined that the Company’s Controller will present any such related person transactions to our Audit Committee. In reviewing and approving any such transaction, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock since January 1, 2024, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end in 2024 and 2025.
Exercise of Warrants
On March 26, 2024, TAS, an affiliate of Dr. Springer, exercised 65,681 warrants to purchase Common Stock, paid the per-share exercise price of $43.80 in cash for an aggregate exercise price of $2.9 million, and upon exercise received 65,681 shares of Common Stock and 1,970,443 contingent value rights.
2023 Securities Purchase Agreement
On November 13, 2023, the Company entered into the a securities purchase agreement with (i) Timothy A. Springer, Ph.D., (ii) TAS, an affiliate of Dr. Springer, and (iii) Seven One Eight Three Four Irrevocable Trust, a trust associated with Murat Kalayoglu, M.D., Ph.D., in which the Company agreed to issue and sell an aggregate of 149,330.115 shares of Series A Preferred Stock for an aggregate purchase price of $60.25 million (the “2023 Private Placement”). We granted customary registration rights to investors in connection with the 2023 Private Placement. For further description of the 2023 Private Placement, see Note 11 to our consolidated audited financial statements included in our 2024 Annual Report. The 2023 Private Placement included a delayed settlement mechanism, and as a result, the below issuances and sales to related parties of the Company were made during the year ended December 31, 2024.

Name	Shares of Series A Preferred Stock purchased	Total aggregate purchase price (in thousands)
Timothy A. Springer, Ph.D.	99,140.326	$40,000

2024 Securities Purchase Agreement
On July 2, 2024, the Company entered into a securities purchase agreement for a private investment in public equity financing (the “2024 Private Placement”), with certain institutional and accredited investors (the “Purchasers”). The Purchasers included (i) Timothy A. Springer, Ph.D.; (ii) TAS, an affiliate of Dr. Springer, and (iii) Dr. Chafen Lu, Dr. Springer’s wife. We granted customary registration rights to investors in connection with the 2024 Private Placement. For further description of the 2024 Private Placement, see Note 11 to our consolidated audited financial statements included in our 2025 Annual Report. The below issuances and sales to related parties of the Company were made during the year ended December 31, 2024.

Name	Shares of Series B Preferred Stock purchased	Total aggregate purchase price (in thousands)
Timothy A. Springer, Ph.D.	1,636,832	$32,737
TAS Partners LLC, affiliate of Timothy A. Springer, Ph.D.	721,361	$14,427
Chafen Lu, Ph.D., wife of Timothy A. Springer, Ph.D.	1,307	$26
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by a director or an executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of such person’s services as a director or executive officer.

Stockholders’ Proposals
Requirements for Stockholder Proposals or Nominations to be Brought Before the Annual Meeting. Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than the close of business on February 12, 2027 and no later than the close of business on March 14, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 12, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2027 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. In addition to satisfying all of the requirements under our Bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting of Stockholders must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for the 2027 Annual Meeting of Stockholders. Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 29, 2026 at our offices at 7495 New Horizon Way, Frederick, Maryland 21703, Attn: Secretary.

Other Matters
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. This cost includes support for the virtual Annual Meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Cartesian’s Annual Report on Form 10-K

A copy of Cartesian’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 14, 2026 without charge upon written request addressed to:
Cartesian Therapeutics, Inc.
Attention: Secretary
7495 New Horizon Way
Frederick, MD 21703
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2025 on the “Financial Information” section of the “Investors” page of our website at www.cartesiantherapeutics.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ONLINE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President, Chief Executive Officer and Chairman of the Board

Cartesian Therapeutics, Inc.

Frederick, Maryland
April 28, 2026

CARTESIAN THERAPEUTICS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RNAC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96061-P51734 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARTESIAN THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Singer, M.D., Ph.D.
02) Timothy A. Springer, Ph.D.
03) Patrick Zenner, MBA

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

V96062-P51734

CARTESIAN THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 12, 2026 10:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Cartesian Therapeutics, Inc. hereby appoint(s) Carsten Brunn, Ph.D. and Blaine Davis, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of CARTESIAN THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 12, 2026, virtually via live webcast at www.virtualshareholdermeeting.com/RNAC2026, by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware, and any continuation, postponement or adjournment thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side